PRELIMINARY OFFERING CIRCULAR / PROSPECTUS
AS ORGINALLY FILED MAY 1, 2001 WITH THE SECURITIES EXCHANGE
COMMISSION. FILE No. 24-4080 UNDER THE SECURITIES ACT OF
1933. AND AS REFERENCED UNDER FORM 8A AS FILED ON
MAY 21, 2001 FILE No. 000-32787.

_____________________________________________________

                    HotBuyer.Com Inc.

    Type of Securities Offered: Class A Common Stock
  Maximum Number of Securities Offered: 500,000 Shares

Minimum Number of Share Offered: There is no minimum offered in this offering.

Price Per Security: $1.00

Total Proceeds (if Maximum is reached): $500,000

There are no commissions to be paid to any selling agent in this offering.

There is no other compensation to be paid to the selling agent(s) in conjunction with this offering.

There is no finder s fee to be paid to the selling agent(s) in conjunction with this offering.

There is no escrow account setup for this offering and all proceeds will go directly to the company.

Approximate date of commencement of proposed sale to the
public: from time to time after the qualification of the
Company s Offering Statement and Notification on Form 1-
A.
              ____________________________

INVESTMENT IN SMALL BUSINESSES INVOLVES A HIGH DEGREE OF
RISK, AND INVESTORS SHOULD NOT INVEST THEIR FUNDS IN THIS
OFFERING UNLESS THEY CAN AFFORD TO LOSE THEIR ENTIRE
INVESTMENT. SEE RISK FACTORS.. FOR THE RISK FACTORS THAT
MANAGEMENT BELIEVES PRESENT THE MOST SUBSTANTIAL RISKS TO
AN INVESTOR IN THIS OFFERING.
                _________________________

IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON
THEIR OWN EXAMINATION OF THE ISSUER AND THE TERMS OF THE
OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE
SECURITIES HAVE NOT BEEN RECOMMENDED OR APPROVED BY ANY
FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY
AUTHORITY. FURTHERMORE, THESE AUTHORITIES HAVE NOT PASSED
UPON THE ACCURACY OR ADEQUACY OF THIS DOCUMENT. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
              ____________________________

THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION DOES
NOT PASS UPON THE MERITS OF ANY SECURITIES OFFERED OR THE
TERMS OF THE OFFERING, NOR DOES IT PASS UPON THE ACCURACY
OR COMPLETENESS OF ANY OFFERING CIRCULAR OR SELLING
LITERATURE. THESE SECURITIES ARE OFFERED UNDER AN
EXEMPTION FROM REGISTRATION; HOWEVER, THE COMMISSION HAS
NOT MADE AN INDEPENDENT DETERMINATION THAT THESE
SECURITIES ARE EXEMPT FROM REGISTRATION.
                _________________________

THIS COMPANY IS A DEVELOPMENT STAGE COMPANY.

THIS OFFERING HAS BEEN OR WILL BE REGISTERED FOR OFFER
AND SALE IN THE FOLLOWING STATES:

NEW YORK, COLORADO

THE DATE OF THIS OFFERING CIRCULAR IS: APRIL 30, 2001.




(Continued from front cover)

The  price  at  which the securities  are  being  offered
hereby  has  been arbitrarily determined by the  Company.
The  Company  is  offering the securities  on  a  "direct
participation" basis for 500,000 shares.  The  Period  of
this   Offering   is  12  months  after   the   effective
qualification  date. If the period  of  the  Offering  is
extended  by  the Company, the Company will give  written
notice  thereof to prospective investors via  U.S.  First
Class   Mail,   postage  prepaid,  at  their   respective
addresses  furnished by them to the  Company,  within  10
days  after  the  commencement  date  of  the  applicable
extension  period.   The Company reserves  the  right  to
close the Offering at any time.  The Company reserves the
right  to  refuse  any Share Purchase Agreement  for  any
reason  at  any  time.  All  proceeds  will  be  directly
deposited into the Company s bank account. Any or all  of
the   Company s   officers,   directors   and   principal
shareholders  may purchase any portion of the  securities
offered  hereby  upon the same terms  and  conditions  as
other  investors in this Offering.  There is no limit  on
the   number  of  shares  that  the  Company s  officers,
directors and principal shareholders may purchase in the Offering.

The minimum number of shares that can be purchased is  20
shares. (See  Share Purchase Agreement.)

The Company does not presently file reports and other information with the Securities and Exchange Commission
(the "Commission"). After completion of this Offering, the Company intends to furnish its stockholders with annual financial statements containing audited financial statements and quarterly financial statements containing un-audited financial statements.

The mailing address of the Company is 819 Nassau Street, No. Brunswick, NJ 08902. The Company s telephone numbers at such address is (732) 249-0315.

ELECTRONIC FORMAT OF PROSPECTUS. An electronic version of this Offering Circular is available on the Company s
Internet World Wide Site at http://www.hotbuyer.com


                          NOTES

(1)  Five-Hundred Thousand (500,000) shares of the Common
     Stock  of HotBuyer.Com Inc. shall be sold at $  1.00
     per   share  for  the  total  aggregated  price   of
     $500,000.

(2) The price at which the securities are being offered to the public has been arbitrarily determined by the Company and bears no relationship to the Company s assets, book value or any other recognized criteria of value.

(3)  500,000 shares of the securities offered hereby will
     be  sold  for  the  Company  through  its  Officers,
     Directors,   and  Selling  Agents.   The   Company s
     Selling  Agent  / Officer is Albert C.  Zeller,  II,
     President.

(4)  Before deduction of other expenses of this Offering,
     including,   but   not  limited  to,   legal   fees,
     accounting fees, financial printing costs and other related expenses payable by the Company, which will be approximately 2% of the maximum proceeds of this Offering.














                    TABLE OF CONTENTS

                                                        Page
The Company                                              5
Risk Factors                                             6
Business and Properties                                  17
Offering Price Factors                                   22
Use Of Proceeds                                          23
Capitalization                                           24
Description of Securities                                25
Plan of Distribution                                     27
Dividends, Distributions, and Redemptions                28
Officers and Key Personnel of the Company                28
Directors of the Company                                 28
Principal Stockholders                                   29
Management Relationships, Transactions, and Remuneration 30
Litigation                                               30
Federal Tax Aspects                                      30
Miscellaneous Factors                                    30
Other Miscellaneous Information                          30
Financial Statements                                     32
Offering and Sale of Common Stock, Payment Terms         33
Exhibit(s) Index                                         34
Certificate of Incorporation (Typed Version)             35
By-laws                                                  36
Share Purchase Agreement                                 42
Accountant Consent                                       43
Accountant Balance Sheets                                45
Legal Opinion                                            49
Signature(s)                                             50

THIS OFFERING CIRCULAR CONTAINS ALL OF THE
REPRESENTATIONS BY THE COMPANY CONCERNING THIS OFFERING,
AND NO PERSON SHALL MAKE DIFFERENT OR BROADER STATEMENTS
THAN THOSE CONTAINED HEREIN. INVESTORS ARE CAUTIONED NOT
TO RELY UPON ANY INFORMATION NOT EXPRESSLY SET FOURTH IN
THIS OFFERING CIRCULAR.

This offering circular, together with financial statements and other attachments, consists of a total of 50 pages.


















                       The Company

HotBuyer.Com Inc. is an online services company that will
offer  a  wide selection of products and services through
its  various Internet web sites. The company  owns  three
(3)    web    sites    located    at    www.hotbuyer.com,
computeressentials.net,   and  dbconfiguration.com.   The
Company believes it has defined an expanding service  and
specialty market niche and will be promoting its Internet
sites  worldwide. The Company was originally incorporated
in  March 1999 and was dissolved in December 2000 due  to
lack  of  time  to  devote to the business  venture.  The
business  was  incorporated in  New  Jersey  again  under
revised  and  more  thought  out  business  practices  on
December  14,  2000  without any  continuity,  or  assets
(there  was no income or tangible property) from the  old
corporation.  Since then the Company has  registered  the
Trademark HotBuyer.Com   on  December  19,   2000   and
designed a web site from the ground up, as well as began a marketing campaign on MSN.Com and Google.Com and other key web sites to help promote the new Corporation shopping site.

The   Company   believes  this  new,  online   electronic
technology  is an advantageous medium for the selling  of
merchandise   and  providing  services   worldwide.   The
Companies   Shopping  site  located  at  www.hotbuyer.com
became operational for online shopping in December  2000.
The other sites located at www.computeressentials.net and
www.dbconfiguration.com  are  still  in   initial   setup
phases.

At  the HotBuyer.Com site shoppers can search for, browse
and  select  products  throughout  the  store  and  place
selected  merchandise  in a virtual  shopping  cart  that
facilitates  the process of collecting items, subtotaling
purchases    and   reaching   the   purchase    decision.
Furthermore, HotBuyer.Com Inc. is establishing  strategic
relationships  with  manufacturers and  there  authorized
distributors,  which allow most products  to  be  rapidly
drop-shipped directly from the manufacturer or authorized
distributor.    Manufacturer   and   Distributor   direct
shipping  enables  the Company to avoid inventory-related
risks,   limit  overhead  costs  and  to  provide  prompt
delivery.

The ComputerEssentials.Net site would allow businesses to look for potential candidates for projects they may need assistance with for long and short term assignments. Job
Seekers can post their resume for consideration and possible matches to the above businesses. The site also will offer network installation consulting services to companies.

The DBConfiguration.Com site would be offered as a database outsource consulting firm which would allow potential business clients to setup and maintain new databases both locally and remotely via the Internet. It could also involve installing high-speed Internet access, database maintenance agreements, and therefore generating additional reciprocating monthly income.

The  Company  is  also  working  to  establish  strategic
alliances  with other online companies and will  begin  a
targeted   advertising  campaign  to  attract  additional
customers to its online stores. The Company believes both online and traditional media exposure is critical to maximizing brand recognition and driving traffic to its online stores.

The  Company was incorporated in the State of New  Jersey
on  December 14, 2000.  The Company s mailing address  is
819 Nassau Street, North Brunswick, NJ 08902.  The person
to  contact  with respect to this offering is  Albert  C.
Zeller, II   President. The Company s telephone number at
the location is (732) 249-0315. The Fiscal Year for this Company ends on 12/31.












                      RISK FACTORS


LIMITED OPERATING HISTORY OF COMPANY; ABILITY TO CONTINUE
AS A GROWING CONCERN

The Company has been in a developmental period from its inception in December 2000 till now, and is still in the early stages of growth. Accordingly, the Company has a limited operating history on which to base an evaluation of its business and prospects. The Company s prospects must be considered in light of the risks, expenses and difficulties frequently encountered by companies in their early stage of development, particularly companies in new and rapidly evolving markets such as online commerce.
Such risks for the Company include, but are not limited to, an evolving and unpredictable business model and the management of growth.

To  address  these risks, the Company must,  among  other
things,   obtain   a   customer   base,   implement   and
successfully execute its business and marketing strategy,
continue  to  develop  and  upgrade  its  technology  and
transaction-processing systems,  improve  its  Web  site,
provide  superior customer service and order fulfillment,
respond to competitive developments, and attract,  retain
and  motivate  qualified  personnel.  There  can  be   no
assurance   that  the  Company  will  be  successful   in
addressing such risks, and the failure to do so could have a material adverse effect on the Company s business, prospects, financial condition and results of operations.
Since incorporation, the company has been involved in research and development.

Further research and development of the business model and strategy of the company will continue and result in expenses, which will reduce the profitability of the company, if any. Investors in the company s offering should be aware that the offering is a venture capital offering, subject to substantial risks.

Since inception, the Company has not incurred any profit,
and as of April 27, 2001 had a net tangible book value of
approximately $1487.29 (un-audited). The Company believes
that its success will depend in large part on its ability
to  (i)  obtain a brand name position, (ii)  provide  its
customers with outstanding value and a superior  shopping
experience,  (iii)  achieve sufficient  sales  volume  to
realize   economies  of  scale,  and  (iv)   successfully
coordinate the fulfillment of customer orders without the
need   to  maintain  expensive  real  estate  warehousing
facilities   and  personnel.  Accordingly,  the   Company
intends  to  invest heavily in marketing  and  promotion,
site    development   and   technology   and    operating
infrastructure development. The Company also intends to offer attractive pricing programs, which will reduce its gross margins. Because the Company has relatively high gross margins (approx. 20%), achieving high profitability depends upon the Company s ability to generate and sustain substantially increased sales levels.

The  Company expects to use a portion of the net proceeds
of  this  offering to fund its operating losses. If  such
net proceeds, together with cash generated by operations,
are  insufficient  to fund future operating  losses,  the
Company may be required to raise additional funds.  There
can   be  no  assurance  that  such  financing  will   be
available, if at all, in amounts or on terms acceptable to the Company.

The Company has a stockholder equity of $1340.00 (un-audited) as of April 27, 2001.

Management expects to complete this direct participation offering ("DPO") in 2001, which management expects will provide sufficient funding to continue present operations and support future marketing and development activities.


UNPREDICTABILITY OF FUTURE REVENUES; POTENTIAL
FLUCTUATIONS IN QUARTERLY
OPERATING RESULTS; SEASONALITY

As  a  result of the Company s limited operating  history
and  the  emerging  nature of the  markets  in  which  it
competes,  the  Company is unable to accurately  forecast
its  revenues.  The Company s current and future  expense
levels  are  based  largely on its investment  plans  and
estimates of future revenues. Sales and operating results
generally depend on the volume of, timing of, and ability
to  fulfill  orders  received,  which  are  difficult  to
forecast. The Company may be unable to adjust spending in
a  timely manner to compensate for any unexpected revenue
shortfall.  Accordingly,  any  significant  shortfall  in
revenues   in   relation   to   the   Company s   planned
expenditures could have an immediate adverse effect on the Company s business, prospects, financial condition and results of operations. Further, as a strategic response to changes in the competitive environment, the Company may from time to time make certain pricing, service or marketing decisions that could have a material adverse effect on its business, prospects, financial condition and results of operations. See "Business--
Competition."

The    Company    expects   to   experience   significant
fluctuations  in  its future quarterly operating  results
due  to  a variety of factors, many of which are  outside
the  Company s control. Factors that may adversely affect
the  Company s quarterly operating results  include:  (i)
the  Company s  ability to obtain and  retain  customers,
attract new customers at a steady rate, maintain customer
satisfaction   and  establish  consumer   confidence   in
conducting transactions on the Internet environment, (ii)
the  Company s  ability to manage fulfillment  operations
electronically  and without warehouse facilities  and  to
establish   competitive   gross   margins,   (iii)    the
announcement  or introduction of new Web sites,  services
and  products  by  the Company and its competitors,  (iv)
price  competition or higher vendor prices, (v) the level
of  use and consumer acceptance of the Internet and other
online  services  for the purchase of  consumer  products
such  as those offered by the Company, (vi) the Company s
ability   to   upgrade  and  develop  its   systems   and
infrastructure and attract new personnel in a timely  and
effective  manner,  (vii) the level  of  traffic  on  the
Company s   Web   site,  (viii)  technical  difficulties,
systems  downtime or Internet brownouts, (ix) the  amount
and  timing  of operating costs and capital  expenditures
relating   to   expansion  of  the  Company s   business,
operations  and  infrastructure, (x)  delays  in  revenue
recognition at the end of a fiscal period as a result  of
shipping  or  logistical  problems,  (xi)  the  level  of
merchandise  returns experienced by  the  Company,  (xii)
governmental   regulation,  (xiii)  economic   conditions
specific to the Internet and online commerce, and (xiv) general economic conditions.

The Company expects that it will experience seasonality in its business, reflecting a combination of seasonal fluctuations in Internet usage and traditional retail seasonality patterns. Internet usage and the rate of Internet growth may be expected to decline during the summer. Further, sales in the traditional retail industry are significantly higher in the quarter of each year ending January 31 than in the preceding three-quarters.

Due to the foregoing factors, in one or more future quarters, the Company s operating results may fall below the expectations of securities analysts and investors. In such event, the trading price of the Common Stock would likely be materially adversely affected.

DEPENDENCE UPON STRATEGIC ALLIANCES

The  Company  relies  on certain strategic  alliances  to
attract  shoppers to purchase its products. The Company s
ability   to  generate  revenues  from  online   commerce
depends, among other things, upon the increased traffic, purchases, advertising and sponsorships that the Company generates through its strategic alliances. In addition, the Company is seeking to enter into long-term exclusive marketing agreements with several of the largest Internet search engines and guides, as well as entering into other strategic alliances. There can also be no assurance that additional third-party alliances will be available to the Company on acceptable commercial terms or at all. The
Company s inability to enter into new strategic alliances or to maintain its existing strategic alliances could have a material adverse effect on the Company.

RELIANCE ON INTERNALLY DEVELOPED SYSTEMS; SYSTEM
DEVELOPMENT RISKS

A  key element of the Company s strategy is to generate a
high  volume  of traffic on, and use of,  its  Web  site.
Accordingly,  the  satisfactory performance,  reliability
and  availability of the Company s Web site,  Transaction
processing   systems   and  network  infrastructure   are
critical  to the Company s reputation and its ability  to
attract   and  retain  customers,  as  well  as  maintain
adequate  customer service levels. The Company s revenues
depend on the number of visitors who shop on its Web site
and   the  volume  of  orders  it  fulfills.  Any  system
interruptions  that result in the unavailability  of  the
Company s   web   site  or  reduced   order   fulfillment
performance would reduce the volume of goods sold and the
attractiveness  of  the  Company s  product  and  service
offerings.  The  Company may experience  periodic  system
interruptions from time to time. Any substantial increase
in the volume of traffic on the Company s Web site or the
number  of  orders placed by customers will  require  the
Company  to  expand and upgrade further  its  technology,
transaction-processing      systems      and      network
infrastructure.  There  can  be  no  assurance  that  the
Company  will be able to accurately project the  rate  or
timing  of increases, if any, in the use of its Web  site
or   timely   expand   and  upgrade   its   systems   and
infrastructure to accommodate such increases.

The Company has selected a shopping cart software from an
outside  source  for its Web site, and substantially  all
aspects   of   transaction  processing  including   order
management,   cash  and  credit  card   processing,   are
processed  with  it. The Shopping Cart software  and  the
development of the Internet Site at www.hotbuyer.com will
be  critical  to  the company s success. Any  substantial
disruptions or delays in any of its systems would have  a
material   adverse  effect  on  the  Company s  business,
prospects, financial condition and results of operations.


RISK OF SYSTEM FAILURE; SINGLE SITE AND ORDER INTERFACE

The  Company s  success,  in particular  its  ability  to
successfully receive and fulfill orders and provide high-
quality   customer  service,  largely  depends   on   the
efficient and uninterrupted operation of its computer and
communications hardware systems. Substantially all of the
Company s  computer  hardware  is  located  at  a  single
mortgaged  facility  in  North  Brunswick,  New   Jersey.
Although  the  Company has redundant and back-up  systems
onsite  and  a  disaster  recovery  plan,  the  Company s
systems  and  operations may be vulnerable to  damage  or
interruption    from    fire,    flood,    power    loss,
telecommunications  failure,  break-ins,  earthquake  and
similar  events.  The  Company does  not  carry  business
interruption insurance sufficient to compensate fully for
any or all losses from any or all such occasions. Despite
the  implementation of network security measures  by  the
Company,  including  a  custom programmed  firewall,  its
servers  may be vulnerable to computer viruses,  physical
or  electronic  break-ins and similar disruptions,  which
could lead to interruptions, delays, loss of data or  the
inability  to  accept  and fulfill customer  orders.  The
occurrence  of any of the foregoing risks  could  have  a
material   adverse  effect  on  the  Company s  business,
prospects, financial condition and results of operations.

LIMITED SENIOR MANAGEMENT PERSONNEL; MANAGEMENT OF
POTENTIAL GROWTH; NEW MANAGEMENT TEAM

The  Company will rapidly and significantly expanded  its
operations,  and  anticipates  that  further  significant
expansion will be required to address potential growth in
its   customer   base  and  market  opportunities.   This
expansion  has  placed, and is expected  to  continue  to
place,  a significant strain on the Company s management,
operations  and  financial resources. From  December  14,
2000 to January 10, 2001, the Company expanded from 1  to
2  workers and board advisors, respectively. The majority
of  the  Company s senior management joined  the  Company
within  the  first few weeks of the Company s  existence,
and   all   officers  have  no  prior  senior  management
experience at public companies. The Company s new workers
include  a  number  of  key  managerial,  technical   and
operations   personnel  who  have  not  yet  been   fully
integrated into the Company s operations and the Company expects to add additional key personnel in the near future.

To  manage  the  expected growth of  its  operations  and
personnel,  the  Company  will  be  required  to  improve
existing,   and  implement  new,  transaction-processing,
operational   and  financial  systems,   procedures   and
controls, and to expand, train and manage its already growing employee base. The Company may also be required to expand its finance, administrative and operations staff. Further, the Company s management will be required to maintain and expand its relationships with various manufacturers, distributors, freight companies, other Web sites, other Internet Service Providers and other third parties necessary to the Company s operations.

There can be no assurance that the Company s current  and
planned personnel, systems, procedures and controls  will
be  adequate  to support the Company s future operations,
that  management  will  be able to hire,  train,  retain,
motivate  and  manage  required  personnel  or  that  the
Company s   management  will  be  able  to   successfully
identify, manage and exploit existing and potential market opportunities. If the Company is unable to manage growth effectively, its business, prospects, financial condition and results and operations would be materially adversely affected.


DEPENDENCE ON CONTINUED GROWTH OF ONLINE COMMERCE OR
ECOMMERCE

The  Company s future revenues and any future profits are
substantially  dependent upon the  widespread  acceptance
and  use of the Internet and other online services as  an
effective  medium of commerce by consumers. Rapid  growth
in  the use of and interest in the Web, the Internet  and
other  online services is a recent phenomenon, and  there
can be no assurance that acceptance and use will continue
to develop or that a sufficiently broad base of consumers
will  adopt, and continue to use, the Internet and  other
online  services  as  a  medium of commerce.  Demand  and
market  acceptance for recently introduced  services  and
products over the Internet are subject to a high level of
uncertainty  and  there  exist few  proven  services  and
products. The Company relies, and will continue to  rely,
on consumers who have historically used traditional means
of  commerce to purchase merchandise. For the Company  to
be  successful, these consumers must accept  and  utilize
novel   ways   of  conducting  business  and   exchanging
information.

In  addition, the Internet and other online services  may
not be accepted as a viable commercial marketplace for  a
number   of  reasons,  including  potentially  inadequate
development  of  the necessary network infrastructure  or
delayed   development   of  enabling   technologies   and
performance improvements. To the extent that the Internet
and   other   online  services  continue  to   experience
significant   growth  in  the  number  of  users,   their
frequency  of  use  or  an increase  in  their  bandwidth
requirements,  there  can  be  no  assurance   that   the
infrastructure for the Internet and other online services
will be able to support the demands placed upon them.  In
addition,  the  Internet or other online  services  could
lose their viability due to delays in the development  or
adoption  of  new  standards and  protocols  required  to
handle  increased  levels  of Internet  or  other  online
service   activity,  or  due  to  increased  governmental
regulation.

Changes    in    or    insufficient    availability    of
telecommunications services to support  the  Internet  or
other   online  services  also  could  result  in  slower
response times and adversely affect usage of the Internet and other online services generally and HotBuyer.Com
Inc., in particular. If use of the Internet and other online services does not continue to grow or grows more slowly than expected, if the infrastructure for the Internet and other online services does not effectively support growth that may occur, or if the Internet and other online services do not become a viable commercial marketplace, the Company s business, prospects, financial condition and results of operations would be materially adversely affected. The Companies future depends upon the Internet and the growth of online buyers and shoppers.

RAPID TECHNOLOGICAL CHANGE

To  remain  competitive,  the Company  must  continue  to
enhance and improve the responsiveness, functionality and
features  of  the HotBuyer.Com online store.  The  online
commerce industry is characterized by rapid technological
change,  changes  in user and customer  requirements  and
preferences,   frequent   new   product    and    service
introductions   embodying  new   technologies   and   the
emergence  of  new industry standards and practices  that
could   render  the  Company s  existing  Web  site   and
proprietary   technology  and   systems   obsolete.   The
Company s  future success will depend, in  part,  on  its
ability  to  license leading technologies useful  in  its
business,  enhance  its  existing services,  develop  new
services  and  technologies that address the increasingly
sophisticated   and  varied  needs  of  its   prospective
customers, and respond to technological advances and emerging industry standards and practices on a cost-effective and timely basis. The development of a Web site and other proprietary technology entails significant technical and business risks.

There   can  be  no  assurance  that  the  Company   will
successfully  use new technologies effectively  or  adapt
its  Web  site,  proprietary technology and  transaction-
processing  systems to customer requirements or  emerging
industry  standards.  If  the  Company  is  unable,   for
technical, legal, financial or other reasons, to adapt in
a timely manner in response to changing market conditions
or   customer  requirements,  its  business,   prospects,
financial condition and results of operations would be materially adversely affected.

DEPENDENCE ON KEY PERSONNEL; NEED FOR ADDITIONAL
PERSONNEL

The  Company s performance is substantially dependent  on
the  continued  services and on the  performance  of  its
senior  management and other key personnel,  particularly
Albert  C.  Zeller,  its President  and  Chief  Executive
Officer.  The Company s performance also depends  on  the
Company s  ability  to  retain  and  motivate  its  other
officers and key employees. The other critical officer is
Tracey  S.  Zeller,  Vice-President  and  Secretary.  The
company  currently does not carry key man life  insurance
on  any  of  its employees or officers. The loss  of  the
services  of any of its executive officers or  other  key
employees  could have a material adverse  effect  on  the
Company s  business, prospects, financial  condition  and
results  of  operations.  The  Company s  future  success
depends on its ability to identify, attract, hire, train,
retain  and  motivate  other  highly  skilled  technical,
managerial,   editorial,  merchandising,  marketing   and
customer   service   personnel.  Competition   for   such
personnel is intense, and there can be no assurance  that
the   Company  will  be  able  to  successfully  attract,
assimilate  and retain sufficiently qualified  personnel.
In  particular, the Company may encounter difficulties in
attracting  a  sufficient number  of  qualified  software
developers  for  its  Web site and transaction-processing
systems,  and there can be no assurance that the  Company
will  be able to retain and attract such developers.  The
failure  to  retain and attract the necessary  technical,
managerial,   editorial,  merchandising,  marketing   and
customer service personnel could have a material adverse effect on the Company s business, prospects, financial condition and results of operations.

ONLINE COMMERCE, ENCRYPTION, AND SECURITY RISKS

A    significant   barrier   to   online   commerce   and
communications  is  the need for secure  transmission  of
confidential   information  over  public  networks.   The
Company   relies   on   encryption   and   authentication
technology  licensed from third parties  to  provide  the
security  and  authentication necessary to effect  secure
transmission   of  confidential  information,   such   as
customer  credit card numbers. There can be no  assurance
that  advances in computer capabilities , new discoveries
in   the  field  of  cryptography,  or  other  events  or
developments will not result in a compromise or breach of
the  algorithms  used by the Company to protect  customer
transaction  data. A party who is able to circumvent  the
Company s    security   measures   could   misappropriate
confidential  information or cause interruptions  in  the
Company s  operations. The Company  may  be  required  to
expend significant capital and other resources to protect
against  such security breaches or to alleviate  problems
caused  by such breaches. If any such compromise  of  the
Company s  security  were  to  occur,  it  could  have  a
material   adverse  effect  on  the  Company s  business,
prospects, financial condition and results of operations.
Concerns  over the security of transactions conducted  on
the  Internet and other online services as well as user s
desires  for privacy may also inhibit the growth  of  the
Internet and other online services generally, and the Web
in  particular,  especially  as  a  means  of  conducting
commercial  transactions. The activities of  the  Company
and  third-party  contractors  involve  the  storage  and
transmission of proprietary information, such  as  credit
card numbers and other confidential information. Any such
security  breaches could damage the Company s  reputation
and  expose  the  Company to a risk of  loss,  litigation
and/or   possible  liability.  Everything  that   travels
through  cyberspace  during an online  shopping  session,
from  a  password to instructions to purchase a  product,
becomes   a  string  of  unrecognizable  numbers   before
entering the Internet. Both HotBuyer s computers and the browser clients use to surf the Web understand the mathematical formulas, called algorithms, that turn your shopping session into numeric code, and back again to meaningful information.

These  algorithms  serve as locks on the  doors  of  your
personal  information. And while HotBuyer s  servers  and
your  computer  can easily translate this  code  back  to
meaningful  language, this process would be  a  daunting,
almost impossible task for unauthorized intruders. That s
because  there are billions of possible keys  that  could
potentially solve each formula -- but only one that  will
work.  Each  time  you begin an online shopping  session,
your  computer  and  HotBuyer.Com s systems  agree  on  a
random number that serves as the key for the rest of  the
conversation. 40-bit encryption also called international-
grade encryption, means there are 240 possible keys  that
could   fit  into  the  lock  that  holds  your   account
information.  That  means there are many  billions  (a  1
followed by 12 zeroes) of possible keys.

128-bit    encryption,    also   called    domestic-grade
encryption, means there are 288 (a three followed  by  26
zeroes) times as many key combinations than there are for
40-bit  encryption. That means a computer  would  require
exponentially  more  processing  power  than  for  40-bit
encryption   to  find  the  correct  key.   Utilizing   a
proprietary  128-bit encryption scheme running  over  SSL
(Secure Socket Layer), HotBuyer s security methods are stringent.

HotBuyer.Com  Inc.,  enforces  the  use   of   a   40-bit
encryption-capable  browser, then  further  encrypts  all
transactions  with  a  128-bit  algorithm.   As   further
protection, none of our customer s information is  stored
on   an  Internet-accessible  system.  There  can  be  no
assurance that the Company s security measures will prevent security breaches or that failure to prevent such security breaches will not have a material adverse effect on the Company s business, prospects, financial condition and results of operations.

YEAR 2000

Many   older  computer  systems  and  software   products
currently  in  use  are coded to accept  only  two  digit
entries  in the date code field.  These date code  fields
will  need  to  accept four digit entries to  distinguish
21st  century dates from 20th century dates.  As a result
computer  systems and/or software used by many  companies
may need to be upgraded to comply with such   Year 2000
requirements.  Significant  uncertainty  exists  in   the
software   industry  concerning  the  potential   effects
associated with such compliance.

The   Company  uses  a  significant  number  of  computer
software  programs and operating systems in its  internal
operations,   including  applications   used   in   order
processing, distribution, financial business systems  and
various  administrative functions.  Although the  Company
believes that its internal software applications  contain
source  code that is able to interpret appropriately  the
upcoming  calendar year 2000, failure by the  Company  to
make  any  required modifications to make  such  software
"Year   2000"   compliant   could   result   in   systems
interruptions  or  failures that could  have  a  material
adverse  effect on the Company s business.   The  Company
does  not anticipate that it will incur material expenses
to  make  its  computer software programs  and  operating
systems "Year 2000" compliant.  However, there can be  no
assurance  that unanticipated costs necessary  to  update
software,  or potential systems interruptions,  will  not
exceed  the  Company s present expectations  and  have  a
material   adverse  effect  on  the  Company s  business,
financial  condition  and  results  of  operations.    In
addition,  failure  by  key  service  providers  to   the
Company,  such as its fulfillment house and the Company s
Web hosting service provider, to make their respective computer software programs and operating systems "Year
2000" compliant could have a material adverse effect on the Company.

COMPETITION

The   online  commerce  industry,  particularly  on   the
Internet,   is   new,  rapidly  evolving  and   intensely
competitive,  which the Company expects to  intensify  in
the  future.  Barriers  to entry  are  minimal,  allowing
current and new competitors to launch new Web sites at  a
relatively low cost. The Company currently or potentially
competes  with  a  variety  of  other  companies.   These
competitors include: (i) various online vendors of  other
consumer  and  trade  products  and  services   such   as
Amazon.com,  ONSALE, Peapod, NetGrocer,  iMALL,  Internet
Shopping Network, Shopping.com, Micro Warehouse, CD  Now,
QVC  and Home Shopping Network, (ii) a number of indirect
competitors that specialize in online commerce or  derive
a  substantial  portion  of their  revenues  from  online
commerce,  including America Online,  Microsoft  Network,
Prodigy   and  Compuserve,  (iii)  mail  order  catalogue
operators such as Speigel, Lands End, and Sharper  Image,
(iv) retail and warehouse/discount store operators such as Wal-Mart, Home Depot, Target and Price/Costco, and (v) other international retail or catalogue companies which may enter the online commerce industry. Both Wal-Mart and Home Depot have announced their intention to devote substantial resources to online commerce at discount prices, which if successful, could have a material adverse effect on the Company s business, prospects, financial condition and results of operations. However, the Company believes that retail and warehouse/discount operators will be somewhat restricted in their ability to lower prices by the need to protect their own pricing strategy to avoid cannibalizing their store margins.

The  Company  believes  that  the  principal  competitive
factors  in  its  market are price, speed of  fulfillment
brand  name  recognition,  wide  selection,  personalized
services,  ease  of use, 24-hour accessibility,  customer
service,  convenience,  reliability,  quality  of  search
engine  tools,  and quality of editorial and  other  site
content.  Many  of  the Company s current  and  potential
competitors  have  longer  operating  histories,   larger
customer  bases,  greater  brand  name  recognition   and
significantly  greater  financial,  marketing  and  other
resources than the Company. In addition, online retailers
may  be  acquired by, receive investments from  or  enter
into  other  commercial relationships with larger,  well-
established  and well-financed companies as  use  of  the
Internet and other online services increases. Certain  of
the   Company s  competitors  may  be  able   to   secure
merchandise from vendors on more favorable terms,  devote
greater resources to marketing and promotional campaigns,
adopt  more  aggressive pricing or inventory availability
policies and devote substantially more resources  to  Web
site  and systems development than the Company. Increased
competition may result in reduced operating margins, loss
of  market share and a diminished franchise value.  There
can  be  no  assurance that the Company will be  able  to
compete   successfully   against   current   and   future
competitors, and competitive pressures faced by the Company may have a material adverse effect on the Company s business, prospects, financial condition and results of operations.

Further,  as  a  strategic response  to  changes  in  the
competitive  environment, the Company may, from  time  to
time,   make   certain  pricing,  service  or   marketing
decisions  or  acquisitions that could  have  a  material
adverse  effect  on  its business,  prospects,  financial
condition and results of operations. New technologies and
the  expansion of existing technologies may increase  the
competitive  pressures  on  the  Company.  In   addition,
companies  that  control access to  transactions  through
network   access  or  Web  browsers  could  promote   the
Company s competitors or charge the Company a substantial fee for inclusion.

DEPENDENCE ON SUPPLIERS AND SHIPPERS; FUTURE DEVELOPMENT

Unlike retail and warehouse/discount store operators  and
certain  online  commerce providers, the  Company,  as  a
wholesaler,  carries  no  inventory,  has  no   warehouse
employees  or facilities, and relies on rapid fulfillment
from  its vendors. The Company has no long-term contracts
or  arrangements with any of its vendors or shippers that
guarantee   the   availability   of   merchandise,    the
continuation of particular payment terms, the extension of credit limits or shipping schedules.

There  can  be  no  assurance that the Company s  current
vendors  will continue to sell merchandise  to,  or  that
shippers  will be able to provide delivery  service  for,
the Company on current terms or that the Company will  be
able  to  establish  new, or extend current,  vendor  and
shipper  relationships to insure acquisition and delivery
of  merchandise in a timely and efficient manner  and  on
acceptable  commercial terms. If the Company were  unable
to  develop  and maintain relationships with vendors  and
shippers   that  would  allow  it  to  obtain  sufficient
quantities of merchandise on acceptable commercial terms,
or   in   the   event  of  labor  disputes   or   natural
catastrophes,   its   business,   prospects,    financial
condition and results of operations would be materially adversely affected.

MERCHANDISE; VENDOR CREDIT

Although  the Company s merchandising division  maintains
past  relationships with vendors which it  believes  will
offer  competitive sources of supply, and  believes  that
other sources are available for most merchandise it  will
sell or may sell in the future, there can be no assurance
that  HotBuyer.Com  Inc., will  be  able  to  obtain  the
quantity  or  brand  quality  of  items  that  management
believes  are  optimum.  The  unavailability  of  certain
product   lines  could  adversely  impact  the  Company s
operating results.

Given its lack of operating history, certain vendors of products sold by the Company may not be prepared to advance normal levels of credit to the Company. An unwillingness to extend credit may increase the amounts of capital required to finance the Company s operations and reduce returns, if any on invested capital.

RISKS ASSOCIATED WITH ENTRY INTO NEW BUSINESS AREAS

The  Company  may  choose  to expand  its  operations  by
developing  new  Web  sites, identifying  new  electronic
commerce   formats  different  from  the  model  proposed
currently,  promoting  new or complementary  products  or
sales  formats,  expanding  the  breadth  and  depth   of
products  and  services offered or expanding  its  market
presence   through  relationships  with  third   parties.
Although it has no present understandings, commitments or
agreements  with respect to any material acquisitions  or
investments,  the Company may pursue the  acquisition  of
new    or    complementary   businesses,   products    or
technologies. There can be no assurance that the  Company
would be able to expand its efforts and operations  in  a
cost-effective or timely manner or that any such  efforts
would  increase  overall market acceptance.  Furthermore,
any new business or Web site launched by the Company that
is  not favorably received by consumer or trade customers
could   damage   the   Company s   reputation   or    the
 HotBuyer.Com.  brand name. Expansion  of  the  Company s
operations  in this manner would also require significant
additional  expenses  and  development,  operations   and
editorial   resources  and  would  strain  the  Company s
management, financial and operational resources. The lack of market acceptance of such efforts or the Company s inability to generate satisfactory revenues from such expanded services or products could have a material adverse effect on the Company s business, prospects, financial condition and results of operations.

LIMITED PROTECTION OF INTELLECTUAL PROPERTY AND
PROPRIETARY RIGHTS

The    Company    regards    its    HotBuyer.Com    Inc.,
 HotBuyer.Com.,  brand  name and  related  technology  as
proprietary  and  relies primarily on  a  combination  of
copyright,   trademark,  trade  secret  and  confidential
information laws as well as employee and third-party non-
disclosure  agreements and other methods to  protect  its
proprietary rights. There can be no assurance that  these
protections   will   be  adequate  to   protect   against
technologies   that  are  substantially   equivalent   or
superior to the Company s technologies. The Company  does
currently hold one state level trademark for its business
name HotBuyer.Com., but does not hold  any  patents  or
have  any patent applications pending for itself  or  its
products  and  has not obtained Federal registration  for
any  of  its  trademarks. The Company  enters  into  non-
disclosure  and  invention  assignment  agreements   with
certain  employees  and also enters  into  non-disclosure
agreements  with  certain consultants and subcontractors.
However,  there  can be no assurance that  such  measures
will  protect  the Company s proprietary  technology,  or
that  its  competitors  will not  develop  software  with
features  based  upon,  or  otherwise  similar  to,   the
Company s software or that the Company will be able to prevent competitors from developing similar software.

The  Company  believes that its products, trademarks  and
other   proprietary  rights  do  not  infringe   on   the
proprietary  rights of third parties.  The Company  is  a
recent  entrant  in  the  sale  of  merchandise  on   the
Internet,  and  there  can  be no  assurance  that  third
parties  will not assert infringement claims against  the
Company  in the future with respect to current or  future
products,   trademarks  or  other  Company  works.   Such
assertion  may require the Company to enter into  royalty
arrangements or result in costly litigation. The  Company
is  also  dependent upon obtaining additional  technology
related   to   its   operations.  To   the   extent   new
technological developments are unavailable to the Company on terms acceptable to it, or at all, the Company may be unable to continue to implement its business and any such inability would have a material adverse effect on the Company s business, prospects, financial condition and results of operations.

GOVERNMENTAL REGULATION AND LEGAL UNCERTAINTIES

The Company is not currently subject to direct regulation
by  any  domestic or foreign governmental  agency,  other
than regulations applicable to businesses generally,  and
laws  or  regulations directly applicable  to  access  to
online   commerce.   However,  due  to   the   increasing
popularity  and  use  of the Internet  and  other  online
services,  it  is  possible that a  number  of  laws  and
regulations  may be adopted with respect to the  Internet
or  other  online services covering issues such  as  user
privacy,  pricing, content, copyrights, distribution  and
characteristics  and  quality of products  and  services.
Furthermore, the growth and development of the market for
online  commerce  may  prompt calls  for  more  stringent
consumer  protection  laws  that  may  impose  additional
burdens  on  those companies conducting business  online.
The  adoption  of any additional laws or regulations  may
decrease  the  growth  of the Internet  or  other  online
services,  which could, in turn, decrease the demand  for
the  Company s  products and services  and  increase  the
Company s  cost  of doing business, or otherwise  have  a
material   adverse  effect  on  the  Company s  business,
prospects, financial condition and results of operations.
Moreover,  the  applicability to the Internet  and  other
online services of existing laws in various jurisdictions
governing  issues such as property ownership,  sales  and
other taxes, libel and personal privacy is uncertain  and
may  take  years to resolve. Any such new legislation  or
regulation, the application of laws and regulations  from
jurisdictions whose laws do not currently  apply  to  the
Company s  business, or the application of existing  laws
and regulations to the Internet and other online services
could  have  a  material adverse effect on the  Company s
business,  prospects, financial condition and results  of
operations.  Permits  or licenses may  be  required  from
federal, state or local government authorities to operate
or   to  sell  certain  products  on  the  Internet.   No
assurances can be made that such permits or licenses will be obtainable. The Company may be required to comply with future national and/or international legislation and statutes regarding conducting commerce on the Internet in all or specific countries throughout the world. No assurances can be made that the Company will be able to comply with such legislation or statutes.

SALES AND TAXES

The  Company  does not currently collect sales  or  other
similar  taxes  with  respect to shipments  of  goods  to
consumers into states other than New Jersey. However, one
or  more  states may seek to impose sales tax  collection
obligations  on  out-of-state  companies  such   as   the
Company s that engage in online commerce. In addition, any new operation in states outside New Jersey could subject shipments into such states to state sales taxes under current or future laws. A successful assertion by one or more states or any foreign country that the Company should collect sales or other taxes on the sale of merchandise could have a material adverse effect on the Company s business, prospects, financial condition and results of operations.

CONTROL OF COMPANY

Following   this  offering,  the  current  officers   and
directors  of  the  Company  and  their  affiliates  will
beneficially   own   or   have   voting   control    over
approximately  90% of the outstanding  shares  of  Common
Stock.  Accordingly,  these  individuals  will  have  the
ability to influence the election of the Company s  Board
of   Directors  and  effectively  to  control   corporate
decisions. This concentration of ownership may also have the effect of delaying, deterring or preventing a change in control of the Company.

NEED FOR ADDITIONAL CAPITAL; ALLOCATION OF FUNDS

The  Company believes, based on currently-proposed  plans
and  assumptions relating to its operations, that the net
proceeds   from  the  minimum  offering,  together   with
existing capital and anticipated funds from operations, should be sufficient to sustain current operations and finance planned expansion for at least twelve (12) months after consummation of this offering.

However, in the event that the Company s plans change  or
its  assumptions  and estimates change  or  prove  to  be
inaccurate,  or  only the minimum offering  proceeds  are
achieved,   the  Company  could  be  required   to   seek
additional  financing in order to sustain  operations  or
achieve  planned  expansion.  There can be  no  assurance
that such additional funds will be available or that,  if
available,  such  additional  funds  will  be  on   terms
acceptable to the Company.

RISKS ASSOCIATED WITH A DIRECT PARTICIPATION OFFERING

The Company is conducting a direct participation offering
in  which the company is distributing shares directly  to
the   public   without  an  Underwriter.  In   a   direct
participation offering, the company is not relying upon outside underwriters to evaluate the merit or to conduct a due diligence evaluation. Investors should weigh the risks associated with a direct participation offering rather than an underwritten offering by a qualified
Underwriter. Investors should conduct their own research and due diligence in regards to the risks and particulars regarding the company and an investment therein.


ABSENCE   OF  PUBLIC  MARKET;  OFFERING  PRICE;  POSSIBLE
VOLATILITY OF STOCK PRICE

Prior  to this Offering, there has been no public  market
for the Common Stock, and there can be no assurances that
an  active  trading market will develop or be  sustained.
The price of the Common Stock offered may not reflect the
market price of the Common Stock after this Offering.  If
and  when  a public market develops for the Common  Stock
and restrictions on sales of such stock have expired, the
trading  price  of the Common Stock could be  subject  to
wide  fluctuations in response to conditions in  Internet
stocks,  regulatory trends or general market or  economic
conditions.   In  addition, in  recent  years  the  stock
market   has   experienced  extreme  price   and   volume
fluctuations. These fluctuations have had a substantial affect on the market prices for many emerging growth companies, often unrelated to the operating performance of the specific companies. Such market fluctuations could have a material adverse affect on the future market price for the Common Stock. Officers and directors may purchase stock in the offering, and such purchases may lead to less freely tradeable stock outstanding.

PURCHASE OF SECURITIES BY OFFICERS AND DIRECTORS OF THE
COMPANY

Any  or  all  of  the Company s officers,  directors  and
principal  shareholders may purchase any portion  of  the
securities  offered  hereby  upon  the  same  terms   and
conditions as other investors in this Offering. There  is
no  limit  on  the  number of shares that  the  Company s
officers,   directors  and  principal  shareholders   may
purchase in the Offering.  See "Plan of Distribution..

BROAD DISCRETION OF APPLICATION OF PROCEEDS OF OFFERING
AND USE OF FUNDS

A substantial portion of the proceeds from this offering will be used for general working capital. Management will have broad discretion as to the use of such proceeds and management reserves the right to reallocate all proceeds from this offering to working capital. See "Use of Proceeds."

EXERCISE OF WARRANTS AND OPTIONS

To the extent that warrants, any options granted under the Plan, or any other warrants or options are exercised, the ownership interests of the Company s shareholders may be diluted proportionately.

DIVIDEND POLICY

The Company has never declared or paid any dividend on its Common Stock and anticipates that for the foreseeable future, all earnings, if any, will be retained for the operation and expansion of the Company s business.

LIMITATIONS ON LIABILITY OF DIRECTORS

The  Company s  Articles  of  Incorporation,  Bylaws  and
Indemnification   Agreements  substantially   limit   the
liability  of the Company s directors to the Company  and
its shareholders for breach of fiduciary and other duties
to    the   Company.   See   "Management--Limitation   of
Liability."

RISK OF LOW-PRICE STOCKS

The  Securities could become subject to Rule 15g-9  under
the  Securities  Exchange Act of 1934,  as  amended  (the
"Exchange Act"), which imposes additional sales  practice
requirements on broker-dealers which sell such securities
to   persons   other  than  established   customers   and
"accredited investors" (generally, individuals with a net
worth in excess of $1,000,000 or annual incomes exceeding
$200,000,  or $300,000 together with their spouses).  For
transactions  covered by this rule, a broker-dealer  must
make   a   special  suitability  determination  for   the
purchaser  and  have  received  the  purchaser s  written
consent  to  the transaction prior to sale. Consequently,
the  rule  may  adversely affect the ability  of  broker-
dealers   to  sell  the  Company s  securities  and   may
adversely  affect  the  ability  of  purchasers  in   the
offering to sell any of the securities acquired hereby in the secondary market.

Securities   and   Exchange   Commission   ("Commission")
regulations define a "penny stock" to be any non-NASDAQ equity security that has a market price (as therein defined) of less than $5.00 per share or with an exercise price of less than $5.00 per share, subject to certain exceptions. For any transaction involving a penny stock, unless exempt, the rules require delivery, prior to any transaction in a penny stock, of a disclosure schedule prepared by the Commission relating to the penny stock market. Disclosure is also required to be made about commissions payable to both the broker-dealer and the registered representative and current quotations for the securities. Finally, monthly statements are required to be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stocks.

The foregoing required penny stock restrictions will not apply to the Company s securities if such securities are included on the NASDAQ Small-Cap Market and have certain price and volume information provided on a current and continuing basis or meet certain public float minimum net tangible assets and revenue criteria. There can be no assurance that the Company s securities will qualify for exemption from these restrictions.

In  any  event,  even  if the Company s  securities  were
exempt from such restrictions, it would remain subject to
Section  15(b)(6) of the Exchange Act,  which  gives  the
Commission the authority to prohibit any person  that  is
engaged  in  unlawful conduct while  participating  in  a
distribution  of  a penny stock from associating  with  a
broker-dealer  or  participating in a distribution  of  a
penny  stock,  if  the  Commission  finds  that  such   a
restriction would be in the public interest. If the Company s securities were subject to the rules on penny stocks, the market liquidity for the Company s securities could be severely adversely affected.

FORWARD-LOOKING STATEMENTS

When  used  in  this Offering Circular and the  documents
incorporated  herein  by  reference,  the  words  "plan,"
"estimate,"  "anticipate," "believe," "intend,"  "expect"
and other similar expressions are intended to identify in
certain  circumstances, forward-looking statements.  Such
statements  are  subject  to  a  number  of   risks   and
uncertainties that could cause actual results  to  differ
materially  from  those projected,  including  the  risks
described  in  this "Risk Factors" section.  Given  these
uncertainties, prospective investors are cautioned not to
place  undue  reliance  on such statements.  The  Company
undertakes  no obligation to update these forward-looking
statements. The forward-looking statements, which  appear
in  this  Offering Circular, are based on  the  following
underlying  assumptions. These, in turn, are  based  upon
facts  which  management has assumed and amounts  it  has
estimated. All of these are believed by management to  be
reasonable based on their current understanding and  best
judgment.  Notwithstanding this belief, there can  be  no
assurance  that  these are either correct  under  current
facts or that the facts upon which these assumptions  are
founded  will not change. The accuracy of these  forward-
looking  statements is therefore dependent on the factors
upon which they are based. Given the subjective nature of
those   assumptions,  each  prospective  investor  should
carefully  review each of the underlying assumptions  and
apply   his   own  judgment  regarding  each   of   those
assumptions.

Each  prospective investor should further understand that
these forward-looking statements are necessarily based on
the  limited  knowledge currently available  to  everyone
concerned. Given the fact that many of the assumptions in
this  Offering Circular will vary from what will actually
occur,  the prospective investor should treat the forward
looking  statements only as illustrations based upon  the
assumptions made, and not as the operating results of the
Company   as   they  will  probably  occur.  Among   such
assumptions are the following:

It   is   anticipated   that  the  management   team   of
HotBuyer.Com Inc., will use their contacts from  previous
business dealings with vendors with whom they have had  a
previous  working  relationship, to  secure  its  initial
product   base.   It  is  also  anticipated   that   with
presentations to additional vendors, the Company will be able to demonstrate the opportunities for the vendors to conduct business with the Company on the Internet.
HotBuyer.Com Inc., marketing/merchandising division with a formal demonstration of the sales, operating procedures will contact additional vendors and rewards from being a major value added reseller on the Internet. It is assumed that from these demonstrations, a sufficient interest and understanding will be obtained which will produce and establish additional vendor representation by the Company on its Web site.














                 BUSINESS AND PROPERTIES

General

HotBuyer.Com Inc. is an online services company that will
offer  a  wide selection of products and services through
its  various Internet web sites. The company  owns  three
(3)    web    sites    located    at    www.hotbuyer.com,
computeressentials.net,   and  dbconfiguration.com.   The
Company believes it has defined an expanding service  and
specialty market niche and will be promoting its Internet
sites  worldwide. The Company was originally incorporated
in  March 1999 and was dissolved in December 2000 due  to
lack  of  time  to  devote to the business  venture.  The
business  was  incorporated in  New  Jersey  again  under
revised  and  more  thought  out  business  practices  on
December  14,  2000  without any  continuity,  or  assets
(there  was no income or tangible property) from the  old
corporation.  Since then the Company has  registered  the
Trademark  HotBuyer.Com   on  December  19,   2000   and
designed a web site from the ground up, as well as began a marketing campaign on MSN.Com and Google.Com and other key web sites to help promote the new Corporation shopping site.

The   Company   believes  this  new,  online   electronic
technology  is an advantageous medium for the selling  of
merchandise   and  providing  services   worldwide.   The
Companies   Shopping  site  located  at  www.hotbuyer.com
became operational for online shopping in December  2000.
The other sites located at www.computeressentials.net and
www.dbconfiguration.com  are  still  in   initial   setup
phases.

At  the HotBuyer.Com site shoppers can search for, browse
and  select  products  throughout  the  store  and  place
selected  merchandise  in a virtual  shopping  cart  that
facilitates  the process of collecting items, subtotaling
purchases    and   reaching   the   purchase    decision.
Furthermore, HotBuyer.Com Inc. is establishing  strategic
relationships  with  manufacturers and  there  authorized
distributors,  which allow most products  to  be  rapidly
drop-shipped directly from the manufacturer or authorized
distributor.    Manufacturer   and   Distributor   direct
shipping  enables  the Company to avoid inventory-related
risks,   limit  overhead  costs  and  to  provide  prompt
delivery.

The ComputerEssentials.Net site would allow businesses to look for potential candidates for projects they may need assistance with for long and short term assignments. Job
Seekers can post their resume for consideration and possible matches to the above businesses. The site also will offer network installation consulting services to companies.

The DBConfiguration.Com site would be offered as a database outsource consulting firm which would allow potential business clients to setup and maintain new databases both locally and remotely via the Internet. It could also involve installing high-speed Internet access, database maintenance agreements, and therefore generating additional reciprocating monthly income.

The  Company  is  also  working  to  establish  strategic
alliances  with other online companies and will  begin  a
targeted   advertising  campaign  to  attract  additional
customers to its online stores. The Company believes both online and traditional media exposure is critical to maximizing brand recognition and driving traffic to its online stores.

As shown in the financial statements (audited and un-audited) attached, the Company has not incurred any profit.

Industry Overview

The last couple years a number of research companies have
extensively  analyzed  the growth of  the  Internet-based
retail  economy.   Morgan Stanley & Co.,  Inc.  estimates
$115  billion in online consumer sales, plus $260 billion
in  online business sales, annually within five to  eight
years.   By  the  year  2000, they  predict  between  $21
billion  and $57 billion in online sales.   International
Data Corporation predicts worldwide online commerce to be
$117  billion annually by the end of the year 2000.   The
Forrester Research Company projects total revenues to  be
over  $70  billion annually by the year 2000.   With  the
number  of  web  users worldwide growing from  almost  30
million  in 1996 to a predicted number of 160 million  in
2000,   the   business  of  e-commerce  is  an  expanding
phenomena  which will continually be fueled  by  Internet
newcomers.    Even   though  some  of   these   projected
statistics reveal some variances, one compelling thing is
very  clear to industry analysts.  The market growth  for
online   commerce  is  extremely  ripe  with  significant
opportunity.

This emerging online economy has several advantages which
consumers will be highly motivated to take advantage  of;
convenience,  value, quick transactions, product  variety
and  interactivity.  On the other side  of  the   virtual
cash  register., online companies also have a  number  of
advantages;  the  inherent suitabilty  of  marketing  and
selling  products  online, no need for huge  inventories,
cost-effective delivery and ordering systems, the ease of
creating  interactive  and  responsive  customer  service
without  extensive personnel, and the ease  of  creating,
acquiring  and maintaining different product mixes  based
on   customer  preferences.  Therefore,  with  the  right
companies helming the economic flow of cyberspace, this can make it a win-win scenario for parties involved in both sides of the transactions. Here is where the Company builds its foundation and makes its stand.
According to Gartner, a business technology advisor based in Stamford, CT, IT consulting will grow to become a $55.8 billion market in the United States alone by 2003.
IT consultants will be an increasing necessity for the business world.
Company Strategy

The  Company  believes  it  is strategically  positioning
itself to take advantage of this new online economy.   By
defining  and  building  an expansive,  customer-oriented
website, the Company s vision of this future will  always
include    competitive    pricing,    product    variety,
convenience,  ease  of use and secure  transactions.   No
matter what level of technology this new e-commerce model evolves into, the customer will always be paramount in the Company s vision of online shopping. The details of this strategy follow.

Market   Awareness  &  Brand  Recognition.   The  Company
believes   that  building  market  awareness  and   brand
recognition  is  important to the growth  of  its  online
customer  base.   The  promotion of   HotBuyer.Com.  will
involve  a  multi-pronged marketing campaign utilizing  a
combination of traditional print, television,  and  radio
media,   with   web-based  linking,  online  advertising,
electronic  press and web-casting, as well as  conducting
ongoing public relations campaigns.  All these moves will
enhance   the  Company s  visibility  and  help  generate
credibility with that expanding recognition.

Online  Economics. The Company s strategy is  focused  on
becoming  a  leader  in  retailing  on  the  Internet  by
utilizing  the  warehousing, purchasing and  distribution
strengths  of  multiple manufacturers  and  distributors,
rather  than  to  assume those roles  for  itself.   This
approach allows HotBuyer.Com to eliminate many of the risks and costs associated with maintaining inventory, including the cost of leasing warehouse space, inventory obsolescence, inventory tracking systems, as well as the increased costs associated with employing large numbers of personnel for stocking and shipping duties. By having access to the inventories of multiple manufacturers and distributors, the Company believes it is able to offer its customers a competitive combination of price, product availability, fulfillment of orders, delivery services, and still obtain profitability. Beyond the benefits of a wide selection, purchasing from HotBuyer.Com can be done conveniently, 24 hours a day, without requiring a trip to a store.

The  Company  will  be employing specialized  information
systems  to  provide  its customers  with  access  to  an
automated  marketplace of products  and  services,  which
consist of the inventories of multiple manufacturers  and
distributors,   price   comparisons,   detailed   product
descriptions, product availability, available delivery times, delivery status of products ordered and back-order information. The Company has, and will continue to enter into, arrangements with a number of manufacturers and distributors who will ship their products directly to its customers, avoiding the expense and delay of inventory maintenance.

Because transactions are accomplished without the need to maintain either inventory, warehouse facilities, retail store space or attendant personnel, the Company believes it will be able to obtain market share by passing cost savings along to its customers. For the same reasons, the Company will also be able to provide a broader merchandise mix than retail stores, warehouse/discount stores and mail order catalog operators.

Customer Loyalty. The Company seeks to maximize customer retention through emphasis on 24 hour, seven-day-a-week customer service, by providing a satisfying and enjoyable online shopping experience and by guaranteeing timely order fulfillment.

Strategic   Alliances.   The  Company   has   established
alliances and partnerships with many established and well-known manufacturers such as: Microsoft, Intel, Cisco, IBM, Acer, AMD, Cyrix, Iomega. The company will continue to build other relationships with other manufacturers to help better our support and customer service ability.

Leading  Technology.  The Company has  developed  and  is
implementing  a  sophisticated  proprietary   information
system  for transaction processing, fulfillment, customer
support,  and  site management.  This  system  will  give
customers   a   convenient,  secure  and  easy   to   use
environment  in  which  to shop.   All  transactions  are
secure  by  using Secure Sockets Layer (SSL)  encryption,
the   industry  standard,  and  utilizing  authentication
technology  and  protocols  to  safeguard  the   privacy,
confidentiality   and   security   of   the    customer s
information. As further protection, after an order is completed, no information other than the ordered items and customers address is passed to the company. The
Company will be continually updating and upgrading its systems to improve the shopping experience for its growing customer base.

Future  Plans.   Utilizing  proprietary  technology,  the
Company   is   designing   a   fully   scalable   systems
architecture for the Internet shopping marketplace  as  a
complete turnkey software system. This software system is
being  evaluated by the Company for sale and distribution
to  catalog  companies, traditional retail merchants  and
other online stores.  It will fully integrate all aspects
of   retail   transaction  processing,  including   order
placement,   secure   payment   verification,   inventory
control, order fulfillment and vendor invoicing, in one seamless and automated process. As this system is still in development, future revenues cannot be projected.

Expected  Revenue Sources.  The nature  of  the  revenues
from  the  HotBuyer.Com Inc. website at  www.hotbuyer.com
will  be obtained from five different sources. The  first
source    is   directly   from   HotBuyer.Com    vendors,
manufacturers and fulfillment centers.  HotBuyer.Com  has
non-binding  agreements with these vendors, manufacturers
and   fulfillment  centers  to  drop-ship   products   to
customers who order from the website.  Revenues  will  be
generated through credit card, phone and fax orders.  The
bulk  of  sales is anticipated to come from this type  of
order processing and fulfillment.  It is anticipated that
a  General Merchandise Manager will be hired to  firm  up
binding  agreements for order fulfillment and to  develop
product  lines. The second source will be to utilize  its
ability  to offer Web Hosting and Internet Access  across
the  country  to  the  customer at  extremely  discounted
rates. The third source will be by using our knowledge to
be  a  technical  placement agency with the  use  of  the
www.computeressentials.net web site.  The  fourth  source
will be the ability to design and maintain databases  for
various     clients    with    the     use     of     our
www.dbconfiguration.com web site. The fifth  source  will
be   offering  other  companies  the  ability  to   place
advertisements on all HotBuyer.Com Inc. websites.

Liquidity and Capital Resources

Due  to the Company s operating strategy, the Company has
generally operated with limited working capital.  Most of
the Company s customers pay for their purchases by credit
card  over the Web and as a result, the Company typically
receives  payment  for  shipments  within  two  to  three
business  days of purchase.  The Company drop-ships  non-
inventoried products to customers, typically  within  two
to ten days.  The Company typically pays these vendors  1
to  30 days after it has sold the products. To date,  the
Company   has  not  experienced  any  delays   in   order
fulfillment  that  have  had a  material  impact  on  the
Company.   As  a  result of these factors, the  Company s
business is capital efficient and does not experience the liquidity constraints faced by traditional retailers who must maintain large inventories.


Marketing and Promotion

The Company s marketing strategy is to promote, advertise
and   increase  its  brand  visibility  and  acquire  new
customers  through  multiple  channels,  including:   (i)
developing  strategic alliances with major portal  sites,
(ii)  advertising on leading Web sites  and  other  media
worldwide,   (iii)  expanding  the  Company s  affiliates
network and linking programs and (iv) direct marketing to existing and potential customers. The Company believes that the use of multiple marketing channels reduces reliance on any one source of customers, lowers customer acquisition costs and maximizes brand awareness.

Customer Service

By  building a customer-oriented website, the Company has
underlined its high level of commitment towards  customer
service, support and loyalty.  The customer service  page
of  the  website  contains  extensive  information  about
shopping  for  and  ordering products,  and  other  store
policies.  Because online shopping is new to many people,
customer service representatives will be available via e-
mail,  fax  and eventually a toll free telephone  number.
Also,   to   help   improve   customer   relations    and
satisfaction,  representatives  will  be  available   for
feedback,    product   information   and    investigating
merchandise problems.

Competition

The   online  commerce  industry,  particularly  on   the
Internet,   is   new,  rapidly  evolving  and   intensely
competitive,  which the Company expects to  intensify  in
the   future.    The  Company  currently  or  potentially
competes with a variety of other companies, including traditional stores, mail order catalogs and other online retailers.

The  Company  believes  that  the  principal  competitive
factors  in  its market are price, speed of  fulfillment,
brand  name  recognition,  wide  selection,  personalized
services,  ease  of use, 24-hour accessibility,  customer
service,  convenience,  reliability,  quality  of  search
engine  tools,  and quality of editorial and  other  site
content.   Many  of the Company s current  and  potential
competitors  have  longer  operating  histories,   larger
customer  bases,  greater  brand  name  recognition   and
significantly  greater  financial,  marketing  and  other
resources than the Company. In addition, online retailers
may  be  acquired by, receive investments from  or  enter
into  other  commercial relationships with larger,  well-
established  and well-financed companies as  use  of  the
Internet  and other online services increases.   Some  of
the   Company s  competitors  may  be  able   to   secure
merchandise from vendors on more favorable terms, devote greater resources to marketing and promotional campaigns, adopt more aggressive pricing or inventory availability policies and devote substantially more resources to Web site and systems development than the Company. Increased competition may result in reduced operating margins, loss of market share and a diminished franchise value.

Proprietary Information

The  Company expects to use know-how, trade secrets,  and
other  proprietary  information for the  development  and
delivery  of products across the Internet to our clients.
This    proprietary   information   is    protected    by
confidentiality  agreements,  non-disclosure  agreements,
and    covenants-not-to-compete   in    our    consulting
agreements. We currently hold one state level Trademark for HotBuyer.Com..

Employees

The company s present employees are 0. The 2 existing workers are directors or board advisors that conduct the day to day operations. The company anticipates that it will hire 4-6 more employees in the next 12 months. These employees will be in administrative and operations. There are no collective bargaining agreements to date and none are expected.

The  Company believes that the long-term success  of  any
business  depends  on the quality and  character  of  its
employees.   They  are  essential to  providing  superior
customer  service.  The Company is dedicated to  creating
an   atmosphere  that  provides  the  employees  with  an
opportunity for personal growth and fulfillment. Through a series of educational workshops, seminars and other programs, the Company will be training its employees to provide the kind of personal service that engenders long-term customer relationships. Upon completion of training and assignment to a position, each new employee will receive ten (10) shares of company stock and will receive one share of common stock for each month of service.
These shares will be distributed annually.

If current expansion plans are executed, the Company will
require an additional 4 to 6 new people.  Three of  these
employees will be Web site interactive architects,  while
the remainder will be employed in merchandising, customer
service,   fulfillment,  administration,  marketing   and
promotion. For full time employees the Company plans to offer health insurance benefits and a stock option plan.
To date, the Company has been able to attract and keep personnel required for operation of the Company. If the maximum offering proceeds are achieved, the Company will hire additional support staff.

If less than the maximum is raised through this offering,
the  Company  will hire only 1 to 2 additional  corporate
staff.   However, the maximum will require the hiring  of
at  least two full-time and six to eight part-time staff.
As a general course of business, the Company plans to offer at a maximum, a partial-paid health insurance to employees. In addition, the Company believes financial incentives should be offered to qualified employees and it anticipates the payment of cash and stock bonuses, stock options and other monetary incentives to maintain a loyal and productive work force.

Facilities

The Company s office consists of 1300 square feet of mortgaged residential space in suburban North Brunswick and is owned by Albert C. Zeller, II and Tracey S. Zeller and not the Company. The company does anticipate a need for future lease or rental property within the next 12 months. The Company owns a network of Intel-based computer servers, database servers and accounting servers that is running Windows NT or Windows 95/98 operating systems. A web server which hosts our online site www.hotbuyer.com is running a Linux operating system that handles the day to day online commerce is being hosted yearly from Hypermart.Com for $99 per year.

The other site(s) are all being hosted by Hypermart.Com for free in exchange for a small banner being placed on the web pages. The Company also owns 3 workstation computers tied into a LAN (Local Area Network) for administrative support, web design and software programming.

Events or Milestones to Achieve Profitability.

1-3 Months after receipt of proceeds.

1) Redesign of Website for more attractive appearance to entice customers.
2) Bring in outside market research consultant to help develop.
3) Utilize a local and national advertising campaign to push the company name.
4) Started partially with Internet related companies MSN, Excite, Yahoo.
5) Develop and implement systems to allow for quicker delivery time of products to customers.
6) Develop system to expedite immediate product shipment.
7) Utilize some of proceeds as float to purchase items.
8) Negotiate purchase terms with distributors and manufacturers that offer drop ship service.
9) Develop formal price structure to solidify and get an average profit margin.
10) Complete the merchandise turnover program to allow for more and faster turnover of products with a larger profit margin.

3-9 Months after receipt of proceeds.

1) Attract More Customer through Sales by offering 5 to
10 items a week as a loss leader item at 5-10% off.
Sacrifice some profit to gain customer volume.







                 Offering Price Factors

The net after-tax earnings for last fiscal year were:
$0.00 ($0.00 per share)

The net tangible book value for the company is currently:
$1487.29 ($0.0002972 per share)

During the last 12 months securities were sold to the following persons with the following limitations or notations:

All securities issued prior to this offering were issued under one of the following Exempted Transactions, Rule
144 of The Securities Exchange Commission, Section
3(a)(11) of the Securities Act of 1933 for intrastate offering exemption., Section 4(2) of the Securities Act of 1933 for " transactions by an issuer not involving any public offering." Also, Section 49:3-50(b) of the New
Jersey Securities Act for the sale of any security by the issuer thereof so long as the total number of security holders of the issuer thereof does not exceed thirty-five
(35) persons.

On December 19, 2000, 5,000,000 restricted common shares were issued to our CEO, President and Director, Albert C.
Zeller, II for $500. The shares were issued without registration under the Securities Act of 1933 in reliance on an exemption from registration provided by Section
4(2) of the Securities Act, and from similar applicable states securities laws, rules and regulations exempting the offer and sale of these securities by available state exemptions. No general solicitation was made in connection with the offer or sale of these securities.

On January 9, 2001, 200 restricted common shares were issued Martin Peter Dembrowski for $40. The shares were issued without registration under the Securities Act of 1933 in reliance on an exemption from registration provided by Section 4(2) of the Securities Act, and from similar applicable states securities laws, rules and regulations exempting the offer and sale of these securities by available state exemptions. No general solicitation was made in connection with the offer or sale of these securities.

On January 9, 2001, 100 restricted common shares were issued Sylvia R. Kriebel for $20. The shares were issued without registration under the Securities Act of 1933 in reliance on an exemption from registration provided by
Section 4(2) of the Securities Act, and from similar applicable states securities laws, rules and regulations exempting the offer and sale of these securities by available state exemptions. No general solicitation was made in connection with the offer or sale of these securities.

From February 2, 2001 through April 25, 2001 the Company sold a total of 3900 common shares to 25 individuals on record in a Regulation D 504 Exempt Offering for a total consideration of $780.00. The registration was closed on April 25, 2001 in the State Of New Jersey and with the
Securities Exchange Commission. No general solicitation was made in connection with the offer or sale of these securities.

There have been no other transactions, nor are any transactions proposed, in which the Company was or is to be a party, in which any member of its management or director had any direct or indirect material interest.

Assuming that this offering is 100% sold, the investors participating in this offering will own approximately 10% of outstanding shares after the offering is complete.









                     Use of Proceeds

The use of proceeds will be at the management s sole discretion. The following table is a proforma of the expenses that the company will incur given that the company raises the maximum offering proceeds respectively. The actual expenses will be reported to investors on a yearly basis starting in 2001 and continuing thereafter.

Investors will have a significant reliance upon the management team to use the proceeds in a manner that will maximize the growth potential of the company.


                       Maximu    %
                          m
 Total Proceeds        $500,0   100%
                         00
   Less:  Offering
   Expenses
   Legal and            $10,000    .02%
   Accounting
   Printing Offering    $20,000    .04%
   Circular
   Advertising for      $20,000    .04%
   Offering
   Postage              $5,000     .01%
   State Filing Fees    $5,000     .01%

 Net Proceeds from     $440,000   98.8%
 Offering

 Use of Net Proceeds
   Marketing &         $300,000  68.1%
   Advertising

   Develop Web Site     $65,000  14.8%

   Working Capital      $75,000  17.1%

   Total Use of Net
   Proceeds            $440,000  100%



The foregoing represents the Company s best estimates  of
its  allocation  of  the net proceeds  of  this  Offering
during the next 12 months given the respective scenarios.
This  estimate  is based upon the current status  of  the
Company s  business  operations, its current  plans,  and
current economic and industry conditions.  Future events,
including  changes in economic or competitive  conditions
or  the  Company s  business, may cause  the  Company  to
modify  the  above-described allocation  of  funds.   The
amounts actually expended by the Company for each purpose
described above, may vary significantly in the event  any
of  the  Company s assumptions proves to  be  inaccurate.
The  Company  reserves the right to  change  its  use  of
proceeds  as  unanticipated events or  opportunities  may
cause   the  Company  to  redirect  its  priorities   and
reallocate the proceeds accordingly. The Company will reimburse management first for any expenditures relating to this offering. In the event that the actual proceeds received are less than the maximum proceeds, the use of funds will be prioritized as follows: Offering expenses, marketing and advertising, develop and market web site, and then working capital.






                     CAPITALIZATION

The following table sets forth (1) the capitalization of the Company at April 27,2001 and (2) as adjusted, after giving effect to the sale of the Common Stock offered hereby.

Assuming that the maximum offering is achieved:

MAXIMUM OFFERING:



                       April 27,       April 27, 2001
                          2001          (un-audited)
                          (un-
                        audited)


                       Actual (1)     As adjusted (2)

 Debt

      Short-term           0                 0
      debt

      Long-term debt       0                 0

                          1340              1340
 Stockholders
 equity

      Common shares,
      no par value,
      100,000,000
      shares           5,004,200         5,504,200
      authorized,
      5,004,200
      shares issued
      and
      outstanding
      (actual)
      5,504,200
      shares issued
      and
      outstanding as
      adjusted.

      Additional           0              440,000
      paid-in
      capital
 Accumulated Deficit       0                 0
  Total Stockholders      1340            441,340
        Equity

      Total             1340.00          441,340.00
      Capitalization


(1) Reflects the issuance of 500,000 common shares of the Company offered hereby and the anticipated use of the net proceeds of $440,000.





                DESCRIPTION OF SECURITIES

The Securities being offered hereby are Class A Common
Stock. These securities have Non-Cumulative voting rights. These securities are not convertible. All securities issued prior to this offering were issued under one of the following Exempted Transactions, Rule
144 of the Securities Exchange Commission, Section
3(a)(11) of the Securities Act of 1933 for intrastate offering exemption, Section 4(2) of the Securities Act of 1933 for " transactions by an issuer not involving any public offering." Also, Section 49:3-50(b) of the New
Jersey Securities Act for the sale of any security by the issuer thereof so long as the total number of security holders of the issuer thereof does not exceed thirty-five
(35) persons.

Common Stock

The  authorized capital stock of the Company consists  of
100,000,000 shares of common stock on the Certificate  of
Incorporation  filed  on  December  14,  2000  with   the
Department of Commerce in the State of New Jersey, with no par value (the "Common Stock"). There are presently
5,004,200 (five million four thousand two hundred) issued and outstanding shares of the Common Stock.

Holders of the Common Stock do not have preemptive rights
to  purchase additional shares of Common Stock  or  other
subscription  rights.   The  Common  Stock   carries   no
conversion rights and is not subject to redemption or  to
any  sinking fund provisions.  All shares of Common Stock
are  entitled to share equally in dividends from  sources
legally  available therefore when, as and if declared  by
the   Board   of  Directors  and,  upon  liquidation   or
dissolution   of  the  Company,  whether   voluntary   or
involuntary,  to  share equally  in  the  assets  of  the
Company available for distribution to stockholders.   All
outstanding shares of the Common Stock are validly authorized and issued, fully paid and non-assessable, and all shares to be sold and issued as contemplated hereby will be validly authorized and issued, fully paid and non-assessable.

The  Board of Directors is authorized to issue additional
shares   of  Common  Stock,  not  to  exceed  the  amount
authorized  by the Company s Certificate of Incorporation
or amended versions of the same, and to issue options and
warrants  for the purchase of such shares, on  terms  and
conditions  and for such consideration as the  Board  may
deem appropriate without further stockholder action.  The
above  description  concerning the Common  Stock  of  the
Company  does  not purport to be complete.  Reference  is
made  to  the Company s Certificate of Incorporation  and
Bylaws,  which  are  available  for  inspection  at   the
Company s principal executive offices, as well as to  the
applicable statutes of the State of New Jersey for a more
complete   description   concerning   the   rights    and
liabilities of holders of the Common Stock.

Registration Rights

There are no agreements between current shareholders and the Company with respect to the registration of such shares under the Securities Act.

Non-Cumulative Voting

Each holder of common stock is entitled to one vote per share on all matters on which such stockholders are entitled to vote. Since the shares of common stock do not have cumulative voting rights, the holders of more than 50% of the shares voting for the election of directors can elect all the directors if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any person to the Board of Directors.

Shares Eligible for Future Sale

Upon completion of this Offering, the Company will have 500,000 shares outstanding if the maximum amount is sold.
The shares sold in this Offering will be freely tradable without restriction or further registration under the Securities Act unless purchased by "affiliates" of the Company, as that term is defined in Rule 144 under the Securities Act ("Rule 144") described below. Sales of outstanding shares to residents of certain states or jurisdictions may only be affected pursuant to a registration in or applicable exemption from the registration provisions of the securities laws of those states or jurisdictions.

The 3,900 shares of Common Stock outstanding upon completion of this offering that was sold to a record of 25 individuals under Securities Exchange Commission
Exemption Rule 504 D and Applicable New Jersey State Laws from February 2, 2001 till April 25, 2001 will also be freely tradable.

The remaining 5,000,300 shares of Common Stock outstanding upon completion of this Offering, which are held of record by shareholders prior to this Offering and prior to the initial public offering, are "restricted securities" and may not be sold in a public distribution except in compliance with the registration requirements of the Securities Act or an applicable exemption under the Securities Act, including an exemption pursuant to Rule 144.

In general, Rule 144 provides that a person holding restricted securities for a period of one year may sell in brokerage transactions an amount equal to 1% of outstanding common stock every three months. A person who is a non-affiliate of us and who has held restricted securities for over two years is not subject to the aforesaid volume limitation as long as the other conditions of the Rule are met. Possible or actual sales or our common stock by certain of our present stockholders under Rule 144 may, in the future, have a depressive effect on the price of our common stock in any market which may develop for such shares. These shares would be eligible for sale within one year under Rule 144 subject to certain volume restrictions and other conditions imposed thereon commencing December 19, 2001 and January 9, 2003 respectively.

The Company s common stock is not listed or quoted on any organized exchange or other trading market, nor has the Company applied for a formal listing or quotation. There can be no assurances that a market will develop or be sustained. The post-offering fair value of the Company s common stock, whether or not any secondary trading market develops, is variable and may be impacted by the business and financial condition of the Company, as well as factors beyond the Company s control. The price may also vary due to economic conditions and forecasts and general conditions in the Internet sale and electronic commerce fields.







                  PLAN OF DISTRIBUTION

The  Company  is  offering the securities  on  a  "direct
participation" (directly to members of the public)  basis
for  500,000 shares. The Offering Period of this Offering
is  12 months from date of approved registration of  this
Offering.  If  the  Offering period is  extended  by  the
Company, the Company will give written notice thereof  to
prospective investors via U.S. First Class Mail,  postage
prepaid, at their respective addresses furnished by  them
to  the  Company,  within 10 days after the  commencement
date  of  the  applicable extension period.  The  Company
reserves  the  right to close the Offering at  any  time.
All   proceeds  will  be  directly  deposited  into   the
Company s bank account for immediate use by the  Company.
Any  or  all  of  the Company s officers,  directors  and
principal  shareholders may purchase any portion  of  the
securities  offered  hereby  upon  the  same  terms   and
conditions as other investors in this Offering.  There is
no  limit  on  the  number of shares that  the  Company s
officers,   directors  and  principal  shareholders   may
purchase in the Offering.

The Company will affect offers and sales of shares through printed copies of this Offering Circular delivered by mail and electronically by the Company. Any voice or other communications will be conducted in certain states through its executive officers. Under Rule
3a4-1 of the Exchange Act, none of these employees of the Company will be deemed a broker, as defined in the Exchange Act, solely by reason of participation in this Offering, because (1) none is subject to any of the statutory disqualifications in Section 3(a)(39) of the Exchange Act, (2) in connection with the sale of the shares hereby offered, none will receive, directly or indirectly, any commissions or other remuneration based either directly or indirectly on transactions in securities, (3) none is an associated person (partner, officer, director or employee) of a broker or dealer and
(4) each meets all of the following conditions: (A) primarily performs substantial duties for the issuer otherwise than in connection with transactions in securities; (B) was not a broker or dealer, or an associated person of a broker or dealer, within the preceding 12 months; and (C) will not participate in selling an offering of securities for any issuer more than once every 12 months.

Only residents of those states in which the Common Stock is offered hereby has been qualified for sale under applicable securities or Blue Sky laws may purchase shares in this offering. Each potential investor will be sent a copy of this Offering Circular and be required to execute a Share Purchase Agreement, attached on Page 42, among other things, requires the potential investor to certify his or her state of residence. A potential investor who is a resident of a state other than a state in which the Common Stock offered hereby has been qualified for sale may request that the company register the shares in the state in which such investor resides;
however, the Company is under no obligation to do so and may refuse any such request. The Company reserves the right to reject any subscription or share purchase agreement in full or in part.

Shares may be purchased by completing and delivering the Company s Share Purchase Agreement, attached hereto on Page 42, along with the purchase price by check or other form of payment in US Dollars to HotBuyer.Com Inc. with-in 10 days after its receipt of a Share Purchase
Agreement, accompanied by a check for the purchase price or other form of payment in US Dollars, the Company will send by electronic mail or first class mail a written confirmation to notify the subscriber of the extent, if any, to which the subscription has been accepted by the Company.

Any  or  all  of  the Company s officers,  directors  and
principal  shareholders may purchase  a  portion  of  the
securities  offered  hereby  upon  the  same  terms   and
conditions as other investors in this Offering,  and  may
utilize there wage or salary earnings to accomplish this.
There  is  no  limit  on the number of  shares  that  the
Company s  officers, directors and principal shareholders
may  purchase in the Offering including warrants that may
have  been  issued  prior  to  this  offering.   If  such
purchases  are  made,  they must be made  for  investment
purposes  and not with a view toward immediate resale  or
distribution.   To the extent that such persons  purchase
securities  in  this Offering, the number  of  securities
available to be purchased by others will be reduced by  a
like  amount unless they exercise there applicable  stock
warrants  that  may  have  been  issued  prior  to   this
offering. Purchases by officers, directors and principal shareholders of the Company may result in management increasing its control of the Company.

The  offering will begin on the date of this Offering and
continue until either all of the shares have been sold or
the  company terminates the offering, or a period  of  12
months has passed from the date of this Offering.


Determination of Offering Price
Prior to this Offering Circular there has been no market for the common stock of the Company, and there can be no assurances that a market will develop or be sustained.
Accordingly, the public offering price has been determined by the Company s Board of Directors. Among factors considered in determining the public offering price were the Company s results of operations, the Company s current financial condition, its future prospects, the state of the markets for its products, the experience of management and the economics of the industry segment in general.

        DIVIDENDS, DISTRIBUTIONS, AND REDEMPTIONS

Holders  of  the Company s common stock are  entitled  to
dividends  when,  as  and if declared  by  the  Board  of
Directors  of the Company out of funds legally  available
therefore.  The  Company has not  declared  or  paid  any
dividends  on  its common stock since its  inception  and
does  not anticipate the declaration or payment  of  cash
dividends in the foreseeable future. The Company  intends
to  retain  earnings, if any, to finance the  development
and  expansion  of its business. Future  dividend  policy
will  be  subject  to  the discretion  of  the  Board  of
Directors and will be contingent upon future earnings, if
any,   the   Company s   financial   condition,   capital
requirements,  general  business  conditions  and   other
factors. Therefore, there can be no assurances that dividends of any kind will ever be paid.

     OFFICERS AN OTHER KEY PERSONNEL OF THE COMPANY

Albert C. Zeller, II President, Board Member - Has been working at Better Benefits Inc. in New York since January
2000 as the IT Manager. He is the Incorporator of the company as well as the lead design engineer for the company(s) web sites. He is the President and sits on the Board of Directors at this time. He currently sits as President and Director of Zeller Data Entry Inc. a data entry firm he started in October 2000. He formerly was the sole incorporator and President of HotBuyer.Com Inc., which was incorporated in March 1999 and was dissolved in December 2000 with no business being conducted in accordance with the laws of the State Of New Jersey. The reason for the dissolution of HotBuyer.Com Inc. was simply the lack of time to devote his full efforts to the venture. His former Employer was Tactica International
Inc. from January 1999 till January 2000 where he worked as an EDI Manager to ship various items to nationwide retail store chains. Prior to that Mr. Zeller worked at Berkely Varitronics from July 1998 till January 1999 in
Metuchen New Jersey as Inventory Manager. Mr. Zeller was unemployed between the dates of January of 1996 till July
1998. Mr. Zeller also worked at Meccano Erector Inc. in
New York as Traffic Manager from July 1994 till January
1996 when the company was acquired by Ertl Toy Company.
Albert C. Zeller, II and Tracey S. Zeller are married.

Tracey S. Zeller  Vice President, Secretary, Board
Member - Has been working as a Typesetter for Corporate
Graphics in Plainfield New Jersey since July 2000. She serves as Vice-President and Secretary and sits on the Board of Directors at this time. Her previous employers were Strategic Technologies of Iselin New Jersey where she worked as Data Entry Clerk from June 1998 till July
2000. Prior to that Mrs. Zeller worked at KatKev Inc. in
Edison New Jersey from July 1996 till April 1998 as a data entry person. Tracey S. Zeller and Albert C. Zeller,
II are married.

                DIRECTORS OF THE COMPANY

There is currently 2 Directors of the Company. All
Directors term of office expire per the Companies By-
Laws, which states the directors may serve for 1 year until annual shareholders meeting takes place and new directors are appointed upon election.

Name                     Age    Position

Albert C. Zeller, II     30     President, Director
Tracey S. Zeller         25     Vice-President, Secretary,
                                Director

Directors and Advisors Information:

Albert C. Zeller, II President, Board Member - Has been working at Better Benefits Inc. in New York since January
2000 as the IT Manager. He is the Incorporator of the company as well as the lead design engineer for the company(s) web sites. He is the President and sits on the Board of Directors at this time. He currently sits as President and Director of Zeller Data Entry Inc. a data entry firm he started in October 2000. He formerly was the sole incorporator and President of HotBuyer.Com Inc., which was incorporated in March 1999 and was dissolved in December 2000 with no business being conducted in accordance with the laws of the State Of New Jersey. The reason for the dissolution of HotBuyer.Com Inc. was simply the lack of time to devote his full efforts to the venture. His former Employer was Tactica International
Inc. from January 1999 till January 2000 where he worked as an EDI Manager to ship various items to nationwide retail store chains. Prior to that Mr. Zeller worked at Berkely Varitronics from July 1998 till January 1999 in
Metuchen New Jersey as Inventory Manager. Mr. Zeller was unemployed between the dates of January of 1996 till July
1998. Mr. Zeller also worked at Meccano Erector Inc. in
New York as Traffic Manager from July 1994 till January
1996 when the company was acquired by Ertl Toy Company.
Albert C. Zeller, II and Tracey S. Zeller are married.

Tracey S. Zeller  Vice President, Secretary, Board
Member - Has been working as a Typesetter for Corporate
Graphics in Plainfield New Jersey since July 2000. She serves as Vice-President and Secretary and sits on the Board of Directors at this time. Her previous employers were Strategic Technologies of Iselin New Jersey where she worked as Data Entry Clerk from June 1998 till July
2000. Prior to that Mrs. Zeller worked at KatKev Inc. in
Edison New Jersey from July 1996 till April 1998 as a data entry person. Tracey S. Zeller and Albert C. Zeller,
II are married.

Indemnification of Directors and Officers

The Company s Articles of Incorporation provide that the liability of the directors for monetary damages shall be limited to the fullest extent permissible under New
Jersey law. Insofar as indemnification for liabilities arising under the federal securities laws may be permitted to directors, officers and controlling persons of the Company pursuant to that provision, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in those laws and is, therefore, unenforceable.

Director Term of Office and Compensation

The following table sets forth our directors, executive officers promoters and control persons, their ages, and all offices and positions held. Directors are elected for a period of one year and thereafter serve until their successor is duly elected by the stockholders and duly qualified.
Officers and other employees serve at the will of the Board of Directors. The Company s directors do not receive any cash compensation for their service on the Board of Directors, but directors may be reimbursed for certain expenses in connection with their attendance at Board meetings.


                 PRINCIPAL STOCKHOLDERS

The   following  tables  set  forth  certain  information
regarding the Company s common stock owned on the date of the Offering Circular (i) by each shareholder who is known by the Company to own beneficially 5% or more of the Company s common stock; (ii) by each of the Company s officers and directors (directly or beneficially); (iii) by all officers and directors as a group (directly or beneficially).

  Title       Name and      Amount   Percen   Amount   Percent
    of        address       Owned     t of    Owned      of
  class       of owner      before   Class    after     Class
                             The     before    The      after
                           offering   The    offering    The
                             (1)     offeri    (1)    offering
                                     ng (1)              (2)
  Common     Albert C.    5,000,000   100    5,000,000    90
  Stock      Zeller, II
           819 Nassau St
                No.
           Brunswick, NJ

  Common   All Officers,   5,000,000  100    5,000,000    90
  Stock      Directors,
           Managers as a
               Group


  Management Relationships, Transactions, Remuneration

Mr. Albert C. Zeller, II and Tracey S. Zeller are married.

There are no current transactions planned or being sought.

There is currently no salary or remuneration being paid to any employees, directors, or officers of the company at this time. The Board of Directors has decided that the following shall be applicable:

     (1) The officers and managers of the Company may receive remuneration in the form of an overall group insurance plan providing health, life and disability insurance benefits for employees of the Company. The amount allocable to each individual officer cannot be specifically ascertained, but, in any event, will not exceed $10,000 as to each individual.

     (2)  Each director of the Company is entitled to  be
reimbursed for reasonable expenses incurred in  attending
meetings  of the Board of Directors of the Company.   The
members of the board of Directors intend to meet at least quarterly during the Company s fiscal year, and at such other times duly called. The Company presently has two directors.

     (3) In addition to the annual base salary, the officers and managers of the Company shall be entitled to consideration for bonuses at the end of each calendar year, which shall be determined at the discretion of the President of the Company and the Board of Directors.

Limitation on Liability of Directors

As permitted by the Bylaws, the Company provides that the directors of the Company shall not be personally liable to the Company or its stockholders for monetary damages for a breach of fiduciary duty as a director, except (i) for any breach of the director s duty of loyalty to the Company or its stockholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of the law, (iii) prohibits the unlawful payment of dividends or the unlawful repurchase or redemption of stock, or (iv) for any transaction from which the director derives an improper personal benefit.

This provision is intended to afford directors protection against, and to limit their potential liability for monetary damages resulting from, suits alleging a breach of the duty of care by a director. As a consequence of this provision, stockholders of the Company will be unable to recover monetary damages against directors for actions taken by them that may constitute negligence or gross negligence in the performance of their duties unless such conduct falls within one of the foregoing exceptions.

The provision, however, does not alter the applicable standards governing a director s fiduciary duty and does not eliminate or limit the right of the Company or any stockholder to obtain an injunction or any other type of non monetary relief in the event of a breach of fiduciary duty. The Company believes this provision will assist it in securing and retaining qualified persons to serve as directors.

                       LITIGATION

     To our knowledge, neither our officers or directors, nor us is a party to any material legal proceeding or litigation and such persons know of no material legal proceeding or contemplated or threatened litigation.
There are no judgments against us or our officers or directors. None of our officers or directors has been convicted of a felony or misdemeanor relating to securities or performance in corporate office. The two
Directors had filed for Chapter 13 personal Bankruptcy
Protection in October 1998. The Bankruptcy Trustee name and address of record is: Robert Wood, Esq. PO Box 678,
Manasquan, N.J. 08736-678. They are currently making payments to the Trustee.

                   FEDERAL TAX ASPECTS
None Pending or Outstanding

                  MISCELLANEOUS FACTORS
None Pending or Outstanding


             OTHER MISCELLANEOUS INFORMATION

Total Shares Issued

For the period ended April 27, 2001, there are a total of
5,004,200  (five  million  four  thousand  two   hundred)
outstanding shares of common stock.

Transfer Agent and Registrar

To  be  handled by the Company s Corporate Offices and/or
Transfer  Online Inc. 227 South West Pine  Street,  Suite
300, Portland, OR 97204 as needed at the close of the offering.

Reports to Security Holders

The  Company intends to furnish to holders of  securities
annual  reports  containing financial statements  of  the
Company   audited   by   independent   certified   public
accountants upon the authority of such firm as experts in auditing and accounting. The Company will issue un-audited quarterly reports to its securities holders.

Other Related Issues

Insofar as indemnification for liabilities arising  under
the  Securities Act of 1933, as amended, may be permitted
to   officers,  directors  or  persons  controlling   the
Company, the Company acknowledges that, in the opinion of
the  Securities and Exchange Commission, Washington, D.C.
20549,  such indemnification is against public policy  as
expressed  in  such Act and is, therefore, unenforceable.
In  the  event  that a claim for indemnification  against
such  liabilities (other than the payment by the  Company
of  expenses incurred or paid by an officer, director  or
controlling  person  of  the Company  in  the  successful
defense of any action, suit or proceeding) is asserted by
such   officer,   director  or  controlling   person   in
connection with the securities being registered, the Company will, unless in the opinion of its legal counsel the matter has been settled by controlling precedent, submit to a court of competent jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

ADDITIONAL INFORMATION

The information presented in this Offering Circular has been provided by the Company and is deemed reliable by the Company. No representations or warranties of any kind whatsoever are intended nor should be inferred with respect to the economic or investment returns which may accrue as a result of an investment in the securities of the Company. The Company can make no assurances that its proposed business will be successful under any circumstances. The Company believes that this Offering
Circular contains a reasonable summary of material information on the Company and its present intentions and does not, to the knowledge, information and belief of the Company, make any untrue statement of a material fact or omit to state any material fact necessary to make the statements herein not misleading. Each prospective investor in the securities of the Company should take such independent action as he or she deems appropriate and necessary to verify the information and representations contained herein.





                    HotBuyer.Com Inc.
                   Financial Statement
               Balance Sheet (un-audited)
                  As of April 27, 2001


                         Assets

     Current Assets:

          Cash                               1487.29

     Total Current Assets                    1487.29


          Liabilities and Shareholders  Equity

     Current Liabilities:
          Advances from officer               147.29

     Total Current Liabilities
147.29

     Shareholders  Equity
          Common Stocks, no par value        1340.00
          Authorized Shares 100,000,000
          Issued and Outstanding shares-
          5,004,200 shares

     Total Stockholders  Equity              1340.00


Total Liabilities and Stockholders  Equity   1487.29








            OFFERING AND SALE OF COMMON STOCK

Payment Terms

Each investor who subscribes to purchase shares of the Common Stock offered hereby shall do so by executing the Share Purchase Agreement attached hereto below, agreeing therein to pay the subscription price for such Common
Stock by check or other form of payment in US Dollars, payable at the time an executed Share Purchase Agreement is returned or sent to the Company. The minimum purchase is 20 shares (or $20).

A copy of this Offering Circular will be delivered to those who request it, together with the Share Purchase
Agreement or Subscription Agreement. All shares will be sold at the public offering price of $1.00 per share and a minimum purchase of 20 shares is required. The Company reserves the right to reject any subscription or share purchase agreement in full or in part for any reason.

INVESTOR  CHECKS  SHOULD BE MADE  PAYABLE  TO  THE  ORDER
 HOTBUYER.COM  INC.  AND  SHOULD  BE  FORWARDED  TO  THE
COMPANY,  ALONG  WITH  A  FULLY EXECUTED  SHARE  PURCHASE
AGREEMENT   IN   THE   ENCLOSED  SELF-ADDRESSED   STAMPED
ENVELOPE.   SEE  "SHARE  PURCHASE  AGREEMENT,   ATTACHED
HERETO ON PAGE 34, BY REFERENCE A PART HEREOF.

Investor funds submitted will be promptly deposited into the Company s bank account for use by the Company as it shall deem appropriate.

Approximately  10  days  after any  prospective  investor
executes  a Share Purchase Agreement and delivers  it  to
the  Company,  the  Company  will  notify  such  investor
whether  such  investor s subscription will  be  rejected
(and  any  subscription not so rejected will be accepted,
subject  to  the satisfaction of the terms and conditions
referred  to herein).  Amounts paid by an investor  whose
subscription  is  rejected  will  be  promptly   returned
without deduction or interest, as provided above.
























                   PART III  EXHIBITS

Index to Exhibits
                                        Page
2.1  Certificate Of Incorporation       35
2.2  By-Laws                            36
4    Share Purchase Agreement           42
10.1 Accountant Consent and Notes       43
11   Legal Opinion **                   49


** To be filed by Amendment.




































Exhibit 2.1

Certificate Of Incorporation as Filed on 12/14/2001 in the State of New Jersey.

Item 1) Business Name:   HotBuyer.Com Inc.
Item 2) Alternate Business Name: Blank
Item 3) Type of Business Entity:   DP
Item 4) Business Purpose: Blank
Item 5) Stock (Total Shares): 100,000,000
Item 6) Duration: Blank
Item 7) State of Formation/Incorporation (Foreign
Entities Only): Blank
Item 8) Date of Formation/Incorporation (Foreign Entities
Only): Blank
Item 9) Contact Information
Registered Office:
Registered Agent Name: Albert C. Zeller II
Registered Office: 819 Nassau Street, No. Brunswick, NJ
08902

Main Business or Principal Business Address (if different than the Registered Office): Blank

Item 10) Management

Albert C. Zeller II, 819 Nassau Street, No. Brunswick, NJ
08902

Item 11) Incorporators

Albert C. Zeller II, 819 Nassau Street, No. Brunswick, NJ
08902

Item 12) Signature for Public Record

/s/ Albert C. Zeller II  Albert C. Zeller II President
12/14/2000













Exhibit 2.2

                         BY-LAWS
                           OF
                    HotBuyer.Com Inc.

ARTICLE I - NAME, PURPOSE, OFFICES

Section 1: The name of the organization shall be HotBuyer.Com Inc..

Section 2: This Corporation is formed in accordance with NJS 14A:1-1 New Jersey Corporation Act on December 14,
2000.

Section 3: This Corporation is formed for the purpose of selling good and services related but not limited to the following: Electronic Goods, Internet related items and services.

Section 4: This Corporation has filed a Certificate of
Incorporation in accordance with NJS 14A:2(7)

Section 5: Offices. The principal location of the corporation shall be located at: 819 Nassau Street, North
Brunswick, New Jersey 08902


ARTICLE II - GENERAL POWERS
Section 1: This Corporation shall have general powers as provided per NJS 14A:3-1

Section 2: Corporation may elect corporate seal changes at any time per NJS 14A:3-1(c)

Section 3: Make modification to BYLAWS per NJS 14A:3-1(k)

Section 4: Corporation Board of Directors may Loan money or property per NJS 14A:6-1 to Officers and or Employees at any time.

Section 5: Corporation Board of Directors may Borrow or obtain funds per NJS 14A:3-1(g)(h)

Section 6: Corporation may use any other rights as defined under NJS 14A:3-2 that were not previously listed on Certificate of Incorporation.

ARTICEL III - SHARES (ALL RELATED ISSUES)

Section 1: Issuance
a) Per NJS 14A:7-1(2) Corporation may issue more of any class of shares provided amended Certificate of Incorporation has been amended to include such changes
b) Shall not issue any shares when the Corporations
Liabilities exceed Assets per NJS 14A:7-14

Section 2: Distribution
a) Shall meet certificate requirements of NJS 14A:7-11
b) Shall be issued with a Stock Subscription Form per NJS
14A:7-3
c) Shall be issued at any time, anywhere in accordance with NJS 14A:7-3(5b)
d) Shall as applicable have a Par Value issued per NJS
14A:7-8(1)

Section 3: Liability
a) No shareholders are liable for any law as stated under NJS 14A:5-30

Section 4: Transference
a) Corporation may impose restrictions per NJS 14A:7-12

Section 5: Dividends
a) Dividends (when decided by the Board of Directors to be paid) will be Monthly via Corporate Check in accordance with NJS 14A:7-15


ARTICLE IV - ANNUAL MEETING

Section 1: Annual Meeting. The date of the regular annual meeting shall be set by the Board of Directors who shall also set the time and place.

Section 2: Special Meetings. Special meetings may be called by the Chair , or the Executive Committee.

Section 3: Notice. Notice of each meeting shall be given to each voting member, by mail, not less than ten days before the meeting in accordance with NJS 14A:5-4.

ARTICLE V - BOARD OF DIRECTORS

Section 1: Board Role, Size. The Board is responsible for overall policy and direction of the Council, and delegates responsibility for day-to-day operations to the Council Director and committees. The Board shall have up to 4 and no less than 1 member.

Section 2: Liability. The liability of the Board of
Directors is limited to the laws of NJS 14A:2-7(3).

Section 3: Meetings. The Board shall meet at least once per month, at an agreed upon time and place per NJS 14A:2-
8.

Section 4: Board Elections. Each Director shall hold office until the next annual meeting of shareholders, and until the Directors successor have been elected.

Section 5: Quorum. A majority of the outstanding shares of the corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at the meeting of shareholders. If less than a majority of the outstanding shares are represented at the meeting, a majority of the shares so represented may adjourn the meeting from time to time without notice. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified.


Section 6: Proxies. At all meeting of shareholders, a shareholder may vote by proxy executed in writing by the shareholder or by the shareholders duly authorized attorney in fact. Such proxy shall be filed with the secretary of the corporation before or at the time of the meeting. No proxy shall be valid after eleven months from its date of execution, unless otherwise provided in the proxy.

Section 7: Voting of Shares. Subject to the provisions of
Section 8, each outstanding share entitled to vote upon each matter submitted to a vote at the meeting of shareholders.

Section 8: Non-Cumulative Voting. Every shareholder shall be entitled to vote at each election of directors equivalent to one vote per share owned.

Section 9: Notice. An official Board meeting requires that each Board member have written notice 5 days in advance per NJS 14A:2-8.

Section 10. Officers and Duties. Shall be elected in accordance with NJS 14A:3-1(j) as applicable. There shall be up to five officers of the Board consisting of a Chair, Vice Chair, Secretary and Treasurer. Their duties are as follows (when applicable):

The Chair shall convene regularly scheduled Board meetings, shall preside or arrange for other members of the executive committee to preside at each meeting in the following order: Vice-Chair, Secretary and Treasurer.

The Vice-Chair will chair committees on special subjects as designated by the board.

The Secretary shall be responsible for keeping records of Board actions, including overseeing the taking of minutes at all board meetings, sending out meeting announcements, distributing copies of minutes and the agenda to each Board member, and assuring that corporate records are maintained.

The Treasurer shall make a report at each Board meeting.
Treasurer shall chair the finance committee, assist in the preparation of the budget, help develop fundraising plans, and make financial information available to Board members and the public.

Section 11: Vacancies. When a vacancy on the Board exists, nominations for new members must be received from current Board members by the Secretary two weeks in advance of a Board meeting. These nominations shall be sent out to Board members with the regular Board meeting announcement, to be voted upon at the next Board meeting.

Section 12: Resignation, Termination and Absences.
Resignation from the Board must be in writing and received by the Secretary in accordance with NJS 14A:6-
3(2). A Board member shall be dropped for excess absences from the Board if s/he has six unexcused absences from Board meetings in a year. A Board member may be removed for other reasons (in accordance with NJS 14A:6-6) by a three-fourths vote of the remaining directors.

Section 13: Special Meetings. Special meetings of the
Board shall be called upon the request of the Chair or two-third of the Board. Notices of special meetings shall be sent out by the Secretary to each Board member postmarked two weeks in advance.

ARTICLE VI - COMMITTEES

Section 1: The Board may create committees as needed, such as fundraising, housing, etc. The Board Chair appoints all committee chairs.

Section 2: The five officers serve as the members of the Executive Committee per NJS 14A:6-9. Except for the power to amend the Articles of Incorporation and Bylaws, the Executive Committee shall have all of the powers and authority of the Board of Directors in the intervals between meetings of the Board of Directors, subject to the direction and control of the Board of Directors.

Section 3: Removal from office. A Corporate Officer may be removed from office in accordance with NJS 14A:6-16.

Section 4: Finance Committee. The Treasurer is chair of the Finance Committee, which includes three other Board members. The Finance Committee is responsible for developing and reviewing fiscal procedures, a fundraising plan, and annual budget with staff and other Board members. The Board must approve the budget, and all expenditures must be within the budget. Any major change in the budget must be approved by the Board or the Executive Committee. The fiscal year shall be the calendar year. Annual reports are required to be submitted to the Board showing income, expenditures and pending income. The financial records of the organization are public information and shall be made available to the membership, Board members and the public.

ARTICLE VII - AMENDMENTS
Section 1: These Bylaws may be amended when necessary by a two-thirds majority of the Board of Directors. Proposed amendments must be submitted to the Secretary to be sent out with regular Board announcements.

Section 2: The Corporations Certificate of Incorporation may be amended at any time per NJS 14A:9-1 - 14A:9-5,

These Bylaws were approved at a meeting of the Board of Directors of HotBuyer.Com Inc. on December 19, 2000.


/s/Albert C. Zeller, II            12/19/2000
President                          Date








































Exhibit 4
                Share Purchase Agreement

The undersigned, _________________________________ the
 Subscriber. hereby subscribes for the purchase of _________ (number of shares) of the Common Stock of HotBuyer.Com Inc., a New Jersey Corporation, in consideration in the sum of $ _______________ and submits a total subscription price with this subscription agreement (minimum, 20 [twenty] shares, at $1.00 per share [$20]).

To be Paid With (US Funds Only.): (check one)
____Check ____Money Order (You may fax check and agreement to number on bottom of this form.)


Subscribed to as: (check one): ____Individual,  ___
Corporation, ____Trust, ___Minor, with Adult Custodian under Uniform Gift to Minors Act, ___ Tenants in Common,
____Joint Tenants with Rights of Survivorship,
____Existing Partnership

RESIDENCY: I am a bona-fide resident of the State of
_____________________.

For the person (s) who will be the registered shareholder(s):

Full Legal Name:
_________________________________________________________
_________

Social Security or Taxpayer ID Number:
________________________D.O.B. _____/______/_____

Telephone Number: Business ( ____ ) ________________ Home
( ____ ) ____________________

(Mailing Address)
_________________________________________________________
________

City, State & Zip Code:
_________________________________________________________
____

(Physical Address)
_________________________________________________________
________

City, State & Zip Code:
_________________________________________________________
____

Minors Name (if applicable):
_________________________________________________________

NO SHARE PURCHASE AGREEMENT IS EFFECTIVE UNTIL ACCEPTANCE

I have read and understand the Offering Circular by which the shares are offered. I represent that I am purchasing for investment purposes only and understand there may be risks involved. If and when accepted by HotBuyer.Com
Inc., (the Company.), this Subscription Agreement shall constitute a subscription for shares of Common Stock, with no par value, of the Company. An accepted copy of this Agreement will be returned to you as your receipt, and a stock certificate will be mailed to you shortly thereafter.

Signature:

________________________________ Date________________

Subscription is hereby accepted and approved by HotBuyer.Com Inc.:

Accepted By:

________________________________ Date________________
Corporate Officer


 HotBuyer.Com Inc., North Brunswick, New Jersey 08902
        (732) 249-0315 Phone   (707) 222-7734 Fax






EXHIBIT 10.1             Accountant Consent

              REPORT OF INDEPENDENT AUDITOR

To the Shareholders and Board of Directors
HotBuyer.Com, Inc.

    We  have  audited the accompanying balance  sheet  of
HotBuyer.Com  Inc. (A Development Stage  Company)  as  of
January  31, 2001, and December 31, 2000, and the related
statements  of  income, stockholders   equity,  and  cash
flows  for  the  month then ended,  and  for  the  period
December  14, 2000 (inception) through January 31,  2001.
These financial statements are the responsibility of the Company s management. Our responsibility is to express an opinion on these financial statements based on my audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to
above  present  fairly,  in all  material  respects,  the
financial  position of HotBuyer.Com Inc. at  January  31,
2001 and December 31, 2000, and the results of operations
and  cash flows for month then ended, and for the  period
December  14, 2000 (inception) through January 31,  2000,
in   conformity   with   generally  accepted   accounting
principles.


Rogelio G. Castro
Certified Public Accountant

Oxnard, California
February 5, 2001





                    HOTBUYER.COM INC.
              (A Development Stage Company)
              Notes to Financial Statements
                      January 31, 2001


NOTE 1  NATURE OF BUSINESS

HOTBUYER.COM INC. (the Company) was incorporated under the laws of the state of New Jersey on December 14, 2000.
It was organized for the purpose of engaging in the business of online sales and services through its various internet web sites. The Company has been in the development stage since its formation and is in accordance with Statement of Financial Accounting
Standards No. 7 (SFAS #7). Planned principal operations have not yet commenced.

NOTE 2   SIGNIFICANT ACCOUNTING POLICIES

  A.   Basis   The Company uses the accrual method of
     accounting.

  B.   Cash and cash equivalents   The Company considers
     all short term, highly liquid investments that are readily convertible within three months to known amounts as cash equivalents. Currently, it has no cash equivalents.

  C. Loss per share - Net loss per share is provided in accordance with Statement of Financial Accounting Standards No. 128 Earnings Per Share.. Basic loss per share reflects the amount of losses for the period available to each share of common stock outstanding during the reporting period, while giving effect to all dilutive potential common shares that were outstanding during the period, such as stock options and convertible securities. As of December 31, 2000, the Company had no issuable shares qualifed as dilutive to be included in the earnings per share calculations.

  D.   Estimates   The preparation of the financial
     statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statement and accompanying notes. Actual results could differ from those estimates.

  E.   Year End   The Company as adopted December  31st as
     its fiscal year-end.


NOTE 3   RELATED PARTY TRANSACTIONS

Advances from officer represents those expenses incurred by the Company and paid for by an officer who is also a stockholder of the Company. The amount due is non-interest bearing and is payable upon demand.










EXHIBIT 11                    Legal Opinion
* To be Filed with Amendment





                       SIGNATURES


The issuer has duly caused this offering statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of North Brunswick, State of New
Jersey, on April 30, 2001.

HotBuyer.Com Inc.
__________________
(Issuer)

__________________________________
By Albert C. Zeller, II President

This offering statement has been signed by the following persons in the capacities and on the dates indicated.

__________________________________
By Tracey S. Zeller Vice-President, Secretary

__________________________________
Date

__________________________________
By Albert C. Zeller, II President

__________________________________
Date